                                                                   Exhibit 25.2

                                                Filing pursuant to Registration
                                                     Statement number 333-07575
===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                         -----------------------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY

                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A

                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                         -----------------------------

 x   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
---  SECTION 305(b) (2)

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

A U.S. National Banking Association                          41-1592157
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

Sixth Street and Marquette Avenue
Minneapolis, Minnesota                                       55479
(Address of principal executive offices)                     (Zip code)


                      Stanley S. Stroup, General Counsel
                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                       Sixth Street and Marquette Avenue
                         Minneapolis, Minnesota 55479
                                (612) 667-1234
           (Name, address and telephone number of Agent for Service)

                         -----------------------------

                    Chase Manhattan Auto Owner Trust 1997-A
              (Exact name of obligor as specified in its charter)

Delaware                                                     52-6839437
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

c/o Wilmington Trust Company
Attn:  Corporate Trust Administration
Rodney Square North
1100 North Market Square

Wilmington, DE                                               19890-0001
(Address of principal executive offices)                     (Zip code)

                         -----------------------------
         Asset Backed Notes of Chase Manhattan Auto Owner Trust 1997-A
                      (Title of the indenture securities)

===============================================================================

Item 1. General Information. Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                        Comptroller of the Currency
                        Treasury Department
                        Washington, D.C.

                        Federal Deposit Insurance Corporation
                        Washington, D.C.

                        The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                        The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1, pursuant to General Instruction B, because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.   Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

         Exhibit 1.    a.    A copy of the Articles of Association of the
                             trustee now in effect.*

         Exhibit 2.    a.    A copy of the certificate of authority of the
                             trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The
                             Northwestern National Bank of Minneapolis.*

                        b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                        c.   A copy of the certificate of the Acting

                             Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                        d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                        e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.     Copy of By-laws of the trustee as now in effect.*

         Exhibit 5.     Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. Consolidated Reports of Condition and Income of the trustee as of December 31, 1996.

         Exhibit 8.     Not applicable.

         Exhibit 9.     Not applicable.



         * Incorporated by reference to the corresponding numbered exhibits to the form T-1 filed as Exhibit 25 to registration statement number 33-66026.

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 24th day of February, 1997.



                            NORWEST BANK MINNESOTA,
                             NATIONAL ASSOCIATION


                           /s/ Marianna C. Stershic
                           -------------------------
                              Marianna C. Stershic
                            Corporate Trust Officer

                                   EXHIBIT 6

February 24, 1997



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                               Very truly yours,

                            NORWEST BANK MINNESOTA,
                             NATIONAL ASSOCIATION


                           /s/ Marianna C. Stershic
                           -------------------------
                             Marianna C. Stershic
                            Corporate Trust Officer

                                   EXHIBIT 7

                                           Boards of Governors of the
                                           Federal Reserve System
                                           OMB Number: 7100-0036
                                           Federal Deposit Insurance Corporation
                                           OMB Number: 3064-0052
                                           Office of the Comptroller
                                           of the Currency
                                           OMB NUMBER: 1557-0081
                                           Expires March 31, 1999

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL
--------------------------------------------------------------------------------

                                                  Please refer to page i.
                                                  Table of Contents, for    [1]
                                                  the required disclosure
                                                  of estimated burden.

--------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES-FFIEC 031

REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 1996            (961231)
                                                            -----------
                                                            (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Mark P. Wagener, Director of Bank & Service Accounting
   ------------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.


/s/ Mark P. Wagener
----------------------------------------------------------
Signature of Officer Authorized to Sign Report

4/30/97
----------------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ SCOTT KISTING
---------------------------------
Director (Trustee)


/s/ JAMES CAMPBELL
---------------------------------
Director (Trustee)


/s/ WILLIAM QUEENAN
---------------------------------
Director (Trustee)

--------------------------------------------------------------------------------

FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

NATIONAL BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

--------------------------------------------------------------------------------

                                          CALL NO. 193   31   12-31-96
FDIC Certificate Number   |0|5|2|0|8|     STBK: 27-4095 00017 STCERT: 27-05208
                         -------------
                          (RCRI 9050)     NORWEST BANK MINNESOTA, NATIONAL ASS
                                          SIXTH STREET AND MARQUETTE AVENUE
                                          MINNEAPOLIS, MN 55479-0016

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                       FFIEC 031
                                                                       Page i

                                                                           [2]

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR A BANK WITH DOMESTIC AND FOREIGN OFFICES
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Signature Page                                                  Cover

Report of Income

Schedule RI--Income Statement............................ RI-1, 2, 3

Schedule RI-A--Changes in Equity Capital......................  RI-4

Schedule RI-B--Charge-offs and Recoveries and
  Changes in Allowance for Loan and Lease
  Losses.................................................... RI-4, 5

Schedule RI-C--Applicable Income Taxes by
    Taxing Authority........................................... RI-5

Schedule RI-D--Income from
   International Operations.................................... RI-6

Schedule RI-E--Explanations................................. RI-7, 8

DISCLOSURE OF ESTIMATED BURDEN

The estimated average burden associated with this information collection is
32.2 hours per respondent and is estimated to vary from 15 to 230 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C.  20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C.  20429


Report of Condition

Schedule RC--Balance Sheet.......................................... RC-1, 2

Schedule RC-A--Cash and Balances Due
   From Depository Institutions........................................ RC-3

Schedule RC-B--Securities........................................ RC-3, 4, 5

Schedule RC-C--Loans and Lease Financing
   Receivables:
   Part 1. Loans and Leases......................................... RC-6, 7
   Part 11.  Loans to Small Businesses and
       Small Farms (included in the forms for
       June 30 only).............................................. RC-7a, 7b

Schedule RC-D--Trading Assets and Liabilities
   (to be completed only by selected banks)............................ RC-8

Schedule RC-E--Deposit Liabilities............................. RC-9, 10, 11

Schedule RC-F--Other Assets........................................... RC-11

Schedule RC-G--Other Liabilities...................................... RC-11

Schedule RC-H--Selected Balance Sheet Items
   for Domestic Offices............................................... RC-12

Schedule RC-I--Selected Assets and Liabilities
   of IBFs............................................................ RC-13

Schedule RC-K--Quarterly Averages..................................... RC-13

Schedule RC-L--Off-Balance Sheet
   Items...................................................... RC-14, 15, 16

Schedule RC-M--Memoranda.......................................... RC-17, 18

Schedule RC-N--Past Due and Nonaccrual
    Loans, Leases, and Other Assets............................... RC-19, 20

Schedule RC-O--Other Data for Deposit
  Insurance Assessments........................................... RC-21, 22

Schedule RC-R--Regulatory Capital................................. RC-23, 24

Optional Narrative Statement Concerning
  the Amounts Reported in the Reports
  of Condition and Income............................................. RC-25

Special Report (to be completed by all banks)

Schedule RC-J--Repricing Opportunities (sent only to and to be completed only by savings banks)

For information or assistance, National and State nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96  ST-BK 27-4095  FFIEC  031
Sixth Street and Marquette Avenue                                     Page RI- 1
Minneapolis, MN 55479             Vendor ID: D         CERT:  05208
                                                                               3
Transit Number: 91000019

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1996 - DECEMBER 31, 1996

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

SCHEDULE RI - INCOME STATEMENT

                                                                                                                  I480 (-
                                                                                              Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------
1.  Interest income:
    a.  Interest and fee income on loans:
        (1)  In domestic offices:                                                              RIAD
                                                                                               ----
             (a)  Loans secured by real estate_________________________________________________4011..   341,742   1.a.1a
             (b)  Loans to depository institutions_____________________________________________4019..     5,883   1.a.1b
             (c)  Loans to finance agricultural production and other loans to farmers__________4024..       793   1.a.1c
             (d)  Commercial and industrial Loans______________________________________________4012..   303,121   1.a.1d
             (e)  Acceptances of other banks___________________________________________________4026..       391   1.a.le
             (f)  Loans to individuals for household, family, and other personal expenditures:
                  (1) Credit cards and related plans__________________________________________4054..     24,375   1.a.1f1
                  (2) Other___________________________________________________________________4055..     56,759   1.a.1f2
             (g)  Loans to foreign governments and official institutions______________________4056..          0   1.a.1g
             (h)  Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
                  (1) Taxable obligations_____________________________________________________ 4503..        11   1.a.1h1
                  (2) Tax-exempt obligations _________________________________________________ 4504..     1,551   1.a.1h2
             (i) All other loans in domestic offices__________________________________________ 4058..       359   1.a.1i
        (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs _____________________4059..     9,781   1.a.2
    b.  Income from lease financing receivables:
        (1) Taxable leases_____________________________________________________________________4505..    38,983   1.b.1
        (2) Tax-exempt leases__________________________________________________________________4307..       368   1.b.2
    c.  Interest income on balances due from depository institutions:(1)
        (1) In domestic offices _______________________________________________________________4105..       186   1.c.1
        (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs______________________4106..     3,294   1.c.2
    d.  Interest and dividend income on securities:
        (1)  U.S. Treasury securities and U.S. Government agency and corporation
             obligations_______________________________________________________________________4027..    66,998   1.d.1
        (2)  Securities issued by states and political subdivisions in the U.S.:
            (a) Taxable securities_____________________________________________________________4506..        82   1.d.2a
            (b) Tax-exempt securities__________________________________________________________4507..     6,429   1.d.2b
        (3)  Other domestic debt securities____________________________________________________3657..       831   1.d.3

        (4)  Foreign debt securities___________________________________________________________3658..         0   1.d.4
        (5)  Equity securities (including investments in mutual funds)_________________________3659..    16,297   1.d.5
    e.   Interest income from trading assets___________________________________________________4069..     8,143   1.e

----------
(1) Includes interest income on time certificates of deposit not held for trading.

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96 ST-BK: 27-4095 FFIEC  031
Sixth Street and Marquette Avenue                                    Page RI- 2
Minneapolis, MN 55479             Vendor ID: D        CERT:05208
                                                                              4
Transit Number: 91000019

Schedule RI - Continued

                                                                                                  Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
1.  Interest income (continued)
    f.   Interest income on federal funds sold and securities purchased      RIAD           Year-to-date
         under agreements to resell in domestic offices of the bank          ----           ------------
         and of its Edge and Agreement subsidiaries, and in IBFs_____________4020..           238,319    . . . . .      1.f
    g.   Total interest income (sum of item 1.a through 1.f)_________________4107..         1,124,696    . . . . .      1.g

2.  Interest expense:
    a.   Interest on deposits:
         (1)  Interest on deposits in domestic offices:
              (a)  Transaction accounts (NOW accounts,
                   ATS accounts, and telephone and preauthorized
                   transfer accounts)________________________________________4508..             7,530    . . . . .      2.a.1a
              (b)  Nontransaction accounts:

                   (1)  Money market deposit accounts (MMDAs)________________4509..            41,757    . . . . .      2.a.1b1
                   (2)  Other savings deposits_______________________________4511..            10,519    . . . . .      2.a.1b2
                   (3)  Time certificates of deposit of $100,000 or
                        more_________________________________________________4174..            11,213    . . . . .      2.a.1b3
                   (4)  All other time deposits______________________________4512..            99,227    . . . . .      2.a.1b4
         (2)  Interest on deposits in foreign offices, Edge and
              Agreement subsidiaries, and IBFs_______________________________4172..            77,311    . . . . .      2.a.2
    b.   Expense of federal funds purchased and securities sold under agreements to repurchase in domestic offices of one bank and
         of its Edge and Agreement subsidiaries, and in IBFs_________________4180..           204,220    . . . . .      2.b
    c.   Interest on demand notes issued to the U.S. Treasury, trading
         liabilities, and other borrowed money_______________________________4185..           116,164    . . . . .      2.c
    d.   Interest on mortgage indebtedness and obligations under
         capitalized leases__________________________________________________4072..               103    . . . . .      2.d
    e.   Interest on subordinated notes and debentures_______________________4200..             7,291    . . . . .      2.e
    f.   Total interest expense (sum of items 2.a through 2.e)_______________4073..           575,335    . . . . .      2.f


3.  Net interest income (item l.g minus 2.f)_________________________________4074..         . . . . .      549,361      3.

4.  Provisions:
    a.   Provision for loan and lease losses_________________________________4230..         . . . . .       34,718      4.a
    b.   Provision for allocated transfer risk_______________________________4243..         . . . . .            0      4.b

5.  Noninterest income:
    a.   Income from fiduciary activities____________________________________4070..           189,251    . . . . .      5.a
    b.   Service charges on deposit accounts in domestic offices_____________4080..            77,670    . . . . .      5.b
    c.   Trading revenue (must equal Schedule RI, sum of Memorandum
         items 8.a through 8.d)______________________________________________A220..            (4,070)   . . . . .      5.c
    d.   Other foreign transaction gains (losses)____________________________4076..             2,189    . . . . .      5.d
    e.   Not applicable
    f.   Other noninterest income:
         (1)  Other fee income_______________________________________________5407..           125,432    . . . . .      5.f.1
         (2)  All other noninterest income*__________________________________5408..            80,338    . . . . .      5.f.2
    g.   Total noninterest income (sum of item 5.a through 5.f)______________4079..         . . . . .      470,810      5.g

6.  a.   Realized gains (losses) on held-to-maturity securities______________3521..         . . . . .            0      6.a
    b.   Realized gains (losses) on available-for-sale securities____________3196..         . . . . .       10,404      6.b

7.  Noninterest expense:
    a.   Salaries and employee benefits______________________________________4135..           305,211    . . . . .      7.a
    b.   Expenses of premises and fixed assets (net of rental income)
         (excluding salaries and employee benefits and mortgage
         interest)___________________________________________________________4217..            86,376    . . . . .      7.b
    c.   Other noninterest expense*__________________________________________4092..           345,509    . . . . .      7.c
    d.   Total noninterest expense (sum of item 7.a through 7.c)_____________4093..         . . . . .      737,096      7.d

8.  Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4.a, 4.b, 5.g,
    6.a, 6.b, and 7.d)_______________________________________________________4301..         . . . . .      258,761     8.

9.  Applicable income taxes (on item 8)______________________________________4302..         . . . . .       85,877     9.

10. Income (loss) before extraordinary items and other adjustments
    (item 8 minus 9)_________________________________________________________4300..         . . . . .      172,884    10.


----------
*  Describe on Schedule RI-E - Explanations.

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96 ST-BK: 27-4095 FFIEC  031
Sixth Street and Marquette Avenue                                    Page RI- 3
Minneapolis, MN 55479             Vendor ID: D        CERT:05208
                                                                              5
Transit Number: 91000019

Schedule RI - Continued


                                                                                                  Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
11. Extraordinary items and other adjustments:                               RIAD       Year-to-date
    a.   Extraordinary items and other adjustments, gross of income          ----       ------------
         taxes *_____________________________________________________________4310..                 0    . . . . .    11.a
    b.   Applicable income taxes (on item ll.a)*_____________________________4315..                 0    . . . . .    11.b
    c.   Extraordinary items and other adjustments, net of
         income taxes (item 11.a minus 11.b)_________________________________4320..         . . . . .            0    11.c

12. Net income (loss) (sum of items 10 and ll.c)_____________________________4340..         . . . . .      172,884    12.

Memoranda

                                                                                                           I481 (-
                                                                                       Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------
1.  Interest expense incurred to carry tax-exempt securities, loans,         RIAD       Year-to-date
    and leases acquired after August 7, 1986, that is not deductible         ----       ------------
    for federal income tax purposes__________________________________________4513..                7      M.1
2.  Income from the sale and servicing of mutual funds and annuities in
    domestic offices (included in schedule RI, item 8)_______________________8431..            1,934      M.2
3.  Not applicable
4.  Not applicable
                                                                                             Number
5.  Number of full-time equivalent employees on payroll at end of                            -------
    current period (round to nearest whole number)___________________________4150..            6,099      M.5
6.  Not applicable.
7.  If the reporting bank has restated its balance sheet as a result of                     MM DD YY
    applying push down accounting this calendar year, report the date
    of the bank's acquisition________________________________________________9106..            N/A        M.7
8.  Trading revenue (from cash instruments and off-balance sheet derivative instruments) (Sum of Memorandum items 8.a through 8.d
    must equal Schedule RI, item 5.c):                                       RIAD       Year-to-date
                                                                             ----       ------------
    a.   Interest rate exposures_____________________________________________8757..          (13,842)     M.8.a
    b.   Foreign exchange exposures__________________________________________8758..            9,757      M.8.b
    c.   Equity security and index exposures_________________________________8759..                0      M.8.c
    d.   Commodity and other exposures_______________________________________8760..               15      M.8.d
9.  Impact on income of off-balance sheet derivatives held for purposes other than trading:
    a.   Net increase (decrease) to interest income__________________________8761..           (3,190)     M.9.a
    b.   Net (increase) decrease to interest expense_________________________8762..           14,933      M.9.b
    c.   Other (noninterest) allocations_____________________________________8763..           (2,887)     M.9.c
10. Credit losses on off-balance sheet derivatives (see instructions)________A251..                0      M.10



----------
* Describe on Schedule RI-E - Explanations.

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96 ST-BK: 27-4095 FFIEC  031
Sixth Street and Marquette Avenue                                    Page RI- 4
Minneapolis, MN 55479             Vendor ID: D        CERT:05208
                                                                              6
Transit Number: 91000019

Schedule RI-A - Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                                          I483 (-
                                                                                      Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------
                                                                             RIAD
1.  Total equity capital originally reported in the December 31, 1995,       ----
    Reports of Condition and Income__________________________________________3215..        1,125,067      1.
2.  Equity capital adjustments from amended Reports of Income, net*__________3216..                0      2.
3.  Amended balance end of previous calendar year (sum of items 1 and 2)_____3217..        1,125,067      3.
4.  Net income (loss) (must equal Schedule RI, item 12)______________________4340..          172,884      4.
5.  Sale, conversion, acquisition, or retirement of capital stock, net_______4346..                0      5.
6.  Changes incident to business combinations, net___________________________4356..           15,525      6.
7.  LESS: Cash dividends declared on preferred stock_________________________4470..                0      7.
8.  LESS: Cash dividends declared on common stock____________________________4460..           65,000      8.
9.  Cumulative effect of changes in accounting principles from prior years*
    (see instructions for this schedule)_____________________________________4411..                0      9.
10. Corrections of material accounting errors from prior years * (see
    instructions for this schedule)__________________________________________4412..                0     10.
11. Change in net unrealized holding gains (losses) on available-for-
    sale securities__________________________________________________________8433..           (5,376)    11.
12. Foreign currency translation adjustments_________________________________4414..                1     12.
13. Other transactions with parent holding company * (not included
    in items 5, 7, or 8 above)_______________________________________________4415..                0    13.
14. Total equity capital end of current period (sum of items 3 through
    13) (must equal Schedule RC, item 28)____________________________________3210..        1,243,101    14.


----------
*  Describe on Schedule RI-E - Explanations.

Schedule RI-B - Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                                           I486 (-
                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             ------------ calendar year-to-date  -----------
                                                                                (Column A)                   (Column B)
                                                                                Charge-offs                   Recoveries
                                                                             ----------------------        -----------------
                                                                             RIAD                           RIAD
1.  Loans secured by real estate:                                            ----                           ----
    a.   To U.S. addressees (domicile)_______________________________________4651..           2,596         4661..     3,072   1.a
    b.   To non-U.S. addressees (domicile)___________________________________4652..               0         4662..         0   1.b
2.  Loans to depository institutions and acceptances of other banks:
    a.   To U.S. banks and other U.S. depository
         institutions________________________________________________________4653..               0         4663..         0   2.a
    b.   To foreign banks____________________________________________________4654..               0         4664..         0   2.b
3.  Loans to finance agricultural production and other
    loans to farmers_________________________________________________________4655..               0         4665..        30   3.
4.  Commercial and industrial loans:
    a.   To U.S. addressees (domicile)_______________________________________4645..           8,375         4617..     8,260   4.a
    b.   To non-U.S. addressees (domicile)___________________________________4646..               0         4618..       214   4.b
5.  Loans to individuals for household, family, and other personal expenditures:
    a.   Credit cards and related plans______________________________________4656..           2,012         4666..       214   5.a
    b.   Other (includes single payment, installment, and
         all student loans)__________________________________________________4657..           7,515         4667..     2,275   5.b
6.  Loans to foreign governments and official institutions___________________4643..             506         4627..       546   6.
7.  All other loans__________________________________________________________4644..               0         4628..         0   7.
8.  Lease financing receivables:
    a.   Of U.S. addressees (domicile)_______________________________________4658..           4,414         4668..       754   8.a
    b.   Of non-U.S. addressees (domicile)___________________________________4659..               0         4669..         0   8.b
9.  Total (sum of items 1 through 8)_________________________________________4635..          25,418         4605..    15,995   9.


Norwest Bank Minnesota, N.A.      Call Date: 12/31/96  ST-BK 27-4095 FFIEC  031
Sixth Street and Marquette Avenue                                    Page RI- 5
Minneapolis, MN  55479            Vendor ID: D         CERT: 05208
                                                                              7
Transit Number: 91000019

Schedule RI-B - Continued

Part I. Continued

Memoranda


                                                                                        Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------
                                                                  --------calendar year-to-date-------
                                                                  ------------------------------------
                                                                      (Column A)          (Column B)
                                                                      Charge-offs         Recoveries
                                                                   -----------------    --------------
1.-3. Not applicable.
4. Loans to finance commercial real estate, construction,
   and land development activities (not secured by real                  RIAD            RIAD
   estate) included in Schedule RI-B, part I,                            ----            ----
   items 4 and 7, above__________________________________________________5409. .    0    5410. .    0       M.4
5. Loans secured by real estate in domestic offices
   (included in Schedule RI-B, part I, item 1, above):
   a. Construction and land development__________________________________3582. .    0    3583. .  660       M.5.a
   b. Secured by farmland________________________________________________3584. .    0    3585. .    0       M.5.b
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4
          family residential properties and extended
          under lines of credit__________________________________________5411. .    0    5412. .    0       M.5.c1
      (2) All other loans secured by 1-4 family
          residential properties_________________________________________5413. .1,893    5414. .  185       M.5.c2
   d. Secured by multifamily (5 or more) residential
      properties_________________________________________________________3588. .    0    3589. .    0       M.5.d
   e. Secured by nonfarm nonresidential properties_______________________3590. .  703    3591. .2,857       M.5.e

Part II. Changes in Allowance for Loan and Lease Losses

                                                                                        Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------
                                                                                         RIAD
                                                                                         ----
1. Balance originally reported in the December 31, 1995, Reports of Condition and Income_3124. .  187,020   1.
2. Recoveries (must equal part I, item 9, column B above)________________________________4605. .   15,995   2.
3. LESS: Charge-offs (must equal part I, item 9, column A above)_________________________4635. .   25,418   3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a)________________4230. .   34,718   4.
5. Adjustments * (see instructions for this schedule)____________________________________4815. .    1,615   5.
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,
   item 4.b)_____________________________________________________________________________3123. .  213,930   6.

----------
* Describe on Schedule RI-E - Explanations.

Schedule RI-C - Applicable Income Taxes by Taxing Authority


                                                                                                            I489 (-
Schedule RI-C is to be reported with the December Report of Income                      Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------
                                                                                         RIAD
                                                                                         ----
1. Federal_______________________________________________________________________________4780. . 69,764  1.
2. State and local_______________________________________________________________________4790. . 15,566  2.
3. Foreign_______________________________________________________________________________4795. .    547  3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b)____4770. . 85,877  4.
                                                                                         RIAD
                                                                                         ----
5. Deferred portion of item 4____________________________________________________________4772. . 19,483  5.

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96  ST-BK 27-4095 FFIEC  031
Sixth Street and Marquette Avenue                                    Page RI- 6
Minneapolis, MN  55479            Vendor ID: D         CERT: 05208
                                                                              8
Transit Number: 91000019

Schedule RI-D - Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations

                                                                                                           I492  (-
                                                                                        Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------
                                                                                         RIAD  Year-to-date
                                                                                         ----
1.  Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries, and IBFs:
    a. Interest income booked____________________________________________________________4837. .   N/A  1.a
    b. Interest expense booked___________________________________________________________4838. .   N/A  1.b
    c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries,
       and IBFs (item 1.a minus 1.b)_____________________________________________________4839. .   N/A  1.c
2.  Adjustments for booking location of international operations:
    a. Net interest income attributable to international operations booked at
       domestic offices__________________________________________________________________4840. .   N/A  2.a
    b. Net interest income attributable to domestic business booked at foreign
       offices___________________________________________________________________________4841. .   N/A  2.b
    c. Net booking location adjustment (item 2.a minus 2.b)______________________________4842. .   N/A  2.c
3.  Noninterest income and expense attributable to international operations:
    a. Noninterest income attributable to international operations_______________________4097. .   N/A  3.a
    b. Provision for loan and lease losses attributable to international

       operations________________________________________________________________________4235. .   N/A  3.b
    c. Other noninterest expense attributable to international operations________________4239. .   N/A  3.c
    d. Net noninterest income (expense) attributable to international
       operations (item 3.a minus 3.b and 3.c)___________________________________________4843. .   N/A  3.d
4.  Estimated pretax income attributable to international operations before capital
    allocation adjustment (sum of items 1.c, 2.c, and 3.d)_______________________________4844. .   N/A  4.
5.  Adjustment to pretax income for internal allocations to international operations
    to reflect the effects of equity capital on overall bank funding costs_______________4845. .   N/A  5.
6.  Estimated pretax income attributable to international operations after capital
    allocation adjustment (sum of items 4 and 5)_________________________________________4846. .   N/A  6.
7.  Income taxes attributable to income from international operations as estimated in
    item 6_______________________________________________________________________________4797. .   N/A  7.
8. Estimated net income attributable to international operations (item 6 minus 7)________4341. .   N/A  8.


Memoranda
                                                                                        Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------
1. Intracompany interest income included in item 1.a above_______________________________4847. .   N/A  M.1
2. Intracompany interest expense included in item 1.b above______________________________4848. .   N/A  M.2

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts

                                                                                        Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------
                                                                                         RIAD  Year-to-date
                                                                                         ----
1. Interest income booked at IBFs________________________________________________________4849. .   N/A  1.
2. Interest expense booked at IBFs_______________________________________________________4850. .   N/A  2.
3. Noninterest income attributable to international operations booked at domestic offices (excluding IBFs):
   a. Gains (losses) and extraordinary items_____________________________________________5491. .   N/A  3.a
   b. Fees and other noninterest income__________________________________________________5492. .   N/A  3.b
4. Provision for loan and lease losses attributable to international
   operations booked at domestic offices (excluding IBFs)________________________________4852. .   N/A  4.
5. Other noninterest expense attributable to international operations booked
   at domestic offices (excluding IBFs)__________________________________________________4853. .   N/A  5.

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96  ST-BK: 27-4095 FFIEC  031
Sixth Street and Marquette Avenue                                     Page RI- 7
Minneapolis, MN  55479            Vendor ID: D         CERT: 05208
                                                                               9
Transit Number: 91000019


Schedule RI-E - Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                            I495 (-
                                                                                        Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------
1. All other noninterest income (from Schedule RI, item 5.f.(2))
   Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
                                                                                         RIAD   Year-to-date
                                                                                         ----
   a. Net gains on other real estate owned_______________________________________________5415. .    N/A        1.a
   b. Net gains on sales of loans________________________________________________________5416. .    N/A        1.b
   c. Net gains on sales of premises and fixed assets____________________________________5417. .    N/A        1.c
   Itemize and describe the three largest other amounts that exceed 10% of
   Schedule RI, item 5.f.(2):
       TEXT                                                                              RIAD
       ----                                                                              ----
   d. 4461:  Gain on Sale of loan servicing rights_______________________________________4461. . 35,918       1.d
   e. 4462:  Processing Fees_____________________________________________________________4462. . 18,898       1.e
   f. 4463:  ____________________________________________________________________________4463. .   N/A        1.f
2. Other noninterest expense (from Schedule RI, item 7.c):
   a. Amortization expense of intangible assets__________________________________________4531. .  8,021       2.a
   Report amounts that exceed 10% of Schedule RI, item 7.c:
   b. Net losses on other real estate owned______________________________________________5418. .    N/A       2.b
   c. Net losses on sales of loans_______________________________________________________5419. .    N/A       2.c
   d. Net losses on sales of premises and fixed assets___________________________________5420. .    N/A       2.d
   Itemize and describe the three largest other amounts that exceed 10% of
   Schedule RI, item 7.c:
       TEXT                                                                              RIAD
       ----                                                                              ----
   e. 4464:  Processing Fees_____________________________________________________________4464. . 85,667       2.e
   f. 4467:  ____________________________________________________________________________4467. .    N/A       2.f
   g. 4468:  ____________________________________________________________________________4468. .    N/A       2.g

3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and other adjustments):
       TEXT                                                                              RIAD
       ----                                                                              ----
   a. (1)  4469:_________________________________________________________________________4469. .       0      3.a.1
      (2)  Applicable income tax effect__________________________________________________4486. .       0      3.a.2
   b. (1)  4487:_________________________________________________________________________4487. .       0      3.b.1
      (2)  Applicable income tax effect__________________________________________________4488. .       0      3.b.2
   c. (1)  4489:_________________________________________________________________________4489. .       0      3.c.1

      (2)  Applicable income tax effect__________________________________________________4491. .       0      3.c.2
4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)
   (itemize and describe all adjustments):
       TEXT                                                                              RIAD
       ----                                                                              ----
   a. 4492: _____________________________________________________________________________4492. .    N/A       4.a
   b. 4493: _____________________________________________________________________________4493. .    N/A       4.b

5. Cumulative effect of changes in accounting principles from prior years (from
   Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
       TEXT                                                                              RIAD
       ----                                                                              ----
   a. 4494: _____________________________________________________________________________4494. .    N/A       5.a
   b. 4495: _____________________________________________________________________________4495. .    N/A       5.b
6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10) (itemize and describe all corrections):
       TEXT                                                                              RIAD
       ----                                                                              ----
   a. 4496: _____________________________________________________________________________4496. .    N/A       6.a
   b. 4497: _____________________________________________________________________________4497. .    N/A       6.b

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96  ST-BK: 27-4095 FFIEC  031
Sixth Street and Marquette Avenue                                     Page RI- 8
Minneapolis, MN  55479            Vendor ID: D         CERT: 05208
                                                                              10
Transit Number: 91000019

Schedule RI-E  -  Continued

                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------
7.  Other transactions with parent holding company
    (from Schedule RI-A, item 13) (itemize and
    describe all such transactions):
       TEXT                                          RIAD    Year-to-date
       ----                                          ----
    a. 4498:_________________________________________4498. .      N/A      7.a
    b. 4499:_________________________________________4499. .      N/A      7.b
8.  Adjustments to allowance for loan and lease
    losses (from Schedule RI.B, part II, item 5)
    (itemize and describe all adjustments):
       TEXT
       ---.
    a. 4521: Sale of Loans___________________________4521. .    1,732      8.a
    b. 4522: ________________________________________4522. .     (117)     8.b

                                                                  I498  I499  (-

9. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):
    No comment:         X     (RIAD 4769)

    Other explanations (please type or print clearly):
    (TEXT 4769)

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96  ST-BK:27-4095  FFIEC  031
Sixth Street and Marquette Avenue                                     Page RC- 1
Minneapolis, MN 55479             Vendor ID: D         CERT: 05208
                                                                              11
Transit Number: 91000019

Consolidated Report of Condition for Insured Commercial and
State-Chartered Savings Banks for December 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC -  Balance Sheet

                                                                         C400 (-
                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------
ASSETS
1.  Cash and balances due from depositary            RCFD
    institutions (from Schedule RC-A):               ----
    a. Noninterest-bearing balances and currency
       and coin (1)______________________________    0081. .  1,241,692    1.a
    b. Interest-bearing balances (2)_____________    0071. .  1,218,900    1.b
2.  Securities:
    a. Held-to-maturity securities (from Schedule
       RC-B, column A)                               1754. .          0    2.a
    b. Available-for-sale securities (from
       Schedule RC-B, column D)__________________    1773. .  1,012,919    2.b
3.  Federal funds sold and securities purchased
    under agreements to resell in domestic offices
    of the bank and of its Edge and Agreement
    subsidiaries, and in IBFs:
    a. Federal funds sold________________________    0276. .  3,172,928    3.a
    b. Securities purchased under agreements to
       resell____________________________________    0277. .    328,217    3.b
4.  Loans and lease financing receivables:
    a. Loans and leases, net of
       unearned income            RCFD
       (from                      ----
       Schedule RC-C)___________  2122. . 10,219,015             . . . . . 4.a
    b. LESS: Allowance for Loan
       and lease losses_________  3123. .    213,930             . . . . . 4.b
    c. LESS: Allocated transfer
       risk reserve_____________  3128. .          0             . . . . . 4.c
    d. Loans and Leases, net of

       unearned income, allowance,
       and reserve (item 4.a minus
       4.b and 4.c)______________________________    2125. . 10,005,085    4.d
5.  Trading assets (from Schedule RC-D)__________    3545. .     22,060    5.
6.  Premises and fixed assets (including
    capitalized leases)__________________________    2145. .    113,060    6.
7.  Other real estate owned (from Schedule
    RC-M)________________________________________    2150. .      6,901    7.
8.  Investments in unconsolidated subsidiaries
    and associated companies (from Schedule
    RC-M)________________________________________    2130. .          0    8.
9.  Customers' liability to this bank on
    acceptances outstanding______________________    2155. .     35,902    9.
10. Intangible assets (from Schedule RC-M)_______    2143. .     12,400   10.
11. Other assets (from Schedule RC-F)____________    2160. .    478,543   11.
12. Total assets (sum of items 1 through 11)_____    2170. . 17,648,607   12.

----------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96  ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                      Page RC-2
Minneapolis, MN  55479            Vendor ID: D         CERT: 05208
                                                                              12
Transit Number: 91000019

Schedule RC  -  Continued

                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
   a. In domestic offices (sum of totals             RCON
      of columns A and C from                        ----
      Schedule RC-E, part I)_____________________    2200. .  8,819,398   13.a
                                   RCON
                                   ----
      (1) Noninterest-bearing (1)_ 6631. . 3,620,452           . . . . . .13.a.1
      (2) Interest-bearing________ 6636. . 5,198,946           . . . . . .13.a.2
                                                     RCFN
                                                     ----
   b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from
      Schedule RC-E, part II)....................    2200     1,708,027   13.b
                                  RCFN
                                  ----
      (1) Noninterest-bearing____ 6631. .     14,715           . . . . . .13.b.1
      (2) Interest-bearing_______ 6636. .  1,693,312           . . . . . .13.b.2
14. Federal funds purchased and securities sold
    under agreements to repurchase in domestic
    offices of the bank and of its Edge and
    Agreement subsidiaries, and in IBFS:             RCFD

                                                     ----
    a. Federal funds purchased___________________    0278. .  3,739,884   14.a
    b. Securities sold under agreements to
       repurchase________________________________    0279. .    483,676   14.b
                                                     RCON
15. a. Demand notes issued to the U.S.               ----
       Treasury__________________________________    2840. .    202,673   15.a
                                                     RCFD
                                                     ----
    b. Trading liabilities (from Schedule RC-D)__    3548. .     15,372   15.b

16. Other borrowed money:
    a. With a remaining maturity of one year or
       less______________________________________    2332. .      8,331   16.a
    b. With a remaining maturity of more than
       one year__________________________________    2333. .    914,760   16.b
17. Mortgage indebtedness and obligations under
    capitalized leases___________________________    2910. .      1,109   17.
18. Bank's liability on acceptances executed and
    outstanding__________________________________    2920. .     35,902   18.
19. Subordinated notes and debentures____________    3200. .        195   19.
20. Other liabilities (from Schedule RC-G)_______    2930. .    476,179   20.
21. Total liabilities (sum of items 13 through
    20)__________________________________________    2948. . 16,405,506   21.
22. Limited-life preferred stock and related
    surplus______________________________________    3282. .          0   22.

EQUITY CAPITAL
                                                     RCFD
                                                     ----
23. Perpetual preferred stock and related surplus    3838. .          0   23.
24. Common stock_________________________________    3230. .    100,000   24.
25. Surplus (exclude all surplus related to
    preferred stock)_____________________________    3839. .    606,409   25.
26. a. Undivided profits and capital reserves____    3632. .    525,896   26.a
    b. Net unrealized holding gains (losses) on
       available-for-sale securities_____________    8434. .     11,142   26.b
27. Cumulative foreign currency translation
    adjustments__________________________________    3284. .(       346)  27.
28. Total equity capital (sum of items 23 through
    27)__________________________________________    3210. .  1,243,101   28.
29. Total liabilities, limited-life preferred
    stock, and equity capital (sum of items 21,
    22, and 28)__________________________________    3300. . 17,648,607   29.

Memorandum

To be reported only with the March Report of
Condition.
1.  Indicate in the box at the right the number of
    the statement below that best describes the
    most comprehensive level of auditing work
    performed for the bank by independent            RCFD      NUMBER
    external auditors as of any date during          ----      ------

    1995_________________________________________    6724. .     N/A       M.1

1 = Independent audit of the bank       4 = Directors' examination of the bank
    conducted in accordance with            performed by other external auditors
    generally accepted auditing             (may be required by state chartering
    standards by a certified public         authority)
    accounting firm which submits a     5 = Review of the bank's financial
    report on the bank                      statements by external auditors
2 = Independent audit of the bank's     6 = Compilation of the bank's financial
    parent holding company conducted        statements by external auditors
    in accordance with generally        7 = Other audit procedures (excluding
    accepted auditing standards by a        tax preparation work)
    certified public accounting firm    8 = No external audit work
    which submits a report on the
    consolidated holding company (but
    not on the bank separately)
3 = Directors' examination of the bank
    conducted in accordance with
    generally accepted auditing
    standards by a certified public
    accounting firm (may be required
    by state chartering authority)

----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96  ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue                                      Page RC-3
Minneapolis, MN 55479             Vendor  ID:  D       CERT:  05208
                                                                              13
Transit Number: 91000019

SCHEDULE RC-A - CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.

                                                                                                    C405-
                                                                              Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------
                                                          (Column A)               (Column B)
                                                      Consolidated Bank         Domestic Offices
                                                      ------------------       -------------------
                                                      RCFD                     RCON
1.  Cash items in process of collection, unposted     ----                     ----
    debits, and currency and coin_____________________0022. .   940,571              . . . . . . .    1.
    a. Cash items in process of collection and
       unposted debits________________________________      . . . . . .        0020. .     829,573    l.a
    b. Currency and coin _____________________________      . . . . . .        0080. .     110,894    l.b
2.  Balances due from depository institutions in

    the U.S.__________________________________________      . . . . . .        0082. .      74,949    2.
    a. U.S. branches and agencies of foreign banks
       (including their IBFs)_________________________0083.           0              . . . . . . .    2.a
    b. Other commercial banks in the U.S. and
       other depository institutions in the U.S.
       (including their IBFs)_________________________0085.      75,010              . . . . . . .    2.b
3.  Balances due from banks in foreign countries
    and foreign central banks_________________________      . . . . . .        0070. .       7,990    3.
    a. Foreign branches of other U.S. banks___________0073. .     7,990              . . . . . . .    3.a
    b. Other banks in foreign countries and
       foreign central banks__________________________0074. . 1,215,291              . . . . . . .    3.b
4.  Balances due from Federal Reserve Banks___________0090. .   221,730        0090. .     218,428    4.
5.  Total (sum of item 1 through 4) (total of column
    A must equal Schedule RC, sum of items 1.a and
    1.b)______________________________________________0010. . 2,460,592        0010. .   1,241,834    5.

Memorandum
                                                                              Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------
                                                                               RCON
1. Noninterest-bearing balances due from commercial banks in the U.S.          ----
   (included in item 2, column B above)________________________________________0050. .     71,340     M.1

Schedule  RC-B - Securities

Exclude assets held for trading.

                                                                                                    C410-
                                                                              Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------
                              Held-to-maturity                        Available-for-sale
                       (Column A)              (Column B)          (Column C)       (Column D)
                     Amortized Cost            Fair Value       Amortized Cost    Fair Value (1)
                   -------------------  --------------------- ------------------ -----------------
1. U.S. Treasury   RCFD                 RCFD                   RCFD              RCFD
                   ----                 ----                   ----              ----
   securities______0211..            0  0213..              0  1286..    193,842 1287..    195,081  1.

2. U.S. Government
   agency and
   corporation
   obligations
   (exclude
   mortgage-backed
   securities):
   a. Issued by U.S.
      Government   RCFD                 RCFD                   RCFD              RCFD
                   ----                 ----                   ----              ----

      agencies(2)__1289..            0  1290..              0  1291..          0 1293..          0  2.a
   b. Issued by U.S.
      Government-
      sponsored
      agencies (3)_1294..            0  1295..              0  1297..      7,315 1298..      7,281  2.b

----------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student
    Loan Marketing Association, and the Tennessee Valley Authority.

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96  ST-BK: 27-4095 FFIEC  031
Sixth Street and Marquette Avenue                                     Page RC- 4
Minneapolis, MN 55479             Vendor ID: D         CERT: 05208
                                                                              14
Transit Number: 91000019

Schedule RC-B - Continued


                                                                              Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------
                                Held-to-maturity                        Available-for-sale
                         (Column A)              (Column B)          (Column C)       (Column D)
                       Amortized Cost            Fair Value       Amortized Cost    Fair Value (1)
                     -------------------  --------------------- ------------------ -----------------
3. Securities
   issued by
   states and
   political
   subdivisions in
   the U.S.:         RCFD                  RCFD                  RCFD                RCFD
   a. General        ----                  ----                  ----                ----
      obligations____1676..            0   1677..             0  1678..     22,832   1679..    23,676 3.a
   b. Revenue
      obligations____1681..            0   1686..             0  1690..     73,609   1691..    79,183 3.b
   c. Industrial
      development
      and similar
      obligations____1694..            0   1695..             0  1696..      4,512   1697..     5,305 3.c
4. Mortgage-backed

   securities (MBS):
   a. Pass-through
      securities:
      (1) Guaranteed
          by GNMA____1698..            0   1699..             0  1701..    107,015   1702..   109,797 4al
      (2) Issued by
          FNMA and
          FHLMC______1703..            0   1705..             0  1706..    420,796   1707..   428,339 4a2
      (3) Other
          pass-
          through
         securities__1709..            0   1710..             0  1711..          0   1713..         0 4a3
   b. Other
      mortgage-
      backed
      securities
      (include
      CMOs,
      REMICs, and
      stripped
      MBS):
      (1) Issued
          or guar-
          anteed
          by FNMA,   RCFD                  RCFD                  RCFD                RCFD
          FHLMC,     ----                  ----                  ----                ----
          or GNMA____1714..            0   1715..             0  1716..     27,246   1717..    26,556 4bl
      (2) Collateral-
          ized by MBS
          issued or
          guaranteed
          by FNMA,   RCFD                  RCFD                  RCFD                RCFD
          FHLMC,     ----                  ----                  ----                ----
          or GNMA____1718..            0   1719..             0  1731..         64   1732..        65 4b2
      (3) All other
          mortgage-
          backed
          securities_1733..            0   1734..             0  1735..      2,915   1736..     2,917 4b3
5. Other debt securities:
    a. Other domestic
       debt          RCFD                  RCFD                  RCFD                RCFD
                     ----                  ----                  ----                ----
       securities____1737..            0   1738..             0  1739..      2,093   1741..     2,119 5.a
    b. Foreign debt
       securities____1742..            0   1743..             0  1744            0   1746..         0 5.b
6. Equity securities:
   a. Investments    RCFD                   RCFD                 RCFD                RCFD
      in mutual      ----                   ----                 ----                ----
      funds__________. . . . . . . . . .        . . . . . . . .  1747..      2,941   1748..     2,941 6.a

   b. Other equity
      securities
      with readily
      determinable

      fair values____. . . . . . . . . .        . . . . . . . .   1749..          0   1751..         0 6.b
   c. All other
      equity
      securities(1)__. . . . . . . . . .        . . . . . . . .   1752..    129,659   1753..   129,659 6.c
7. Total (sum of
   items 1 through
   6)(total of
   column A must
   equal Schedule
   RC, item 2.a)
   (total of
   column D must
   equal Schedule
   RC, item 2.b)_____1754..            0    1771..            0   1772..    994,839   1773.. 1,012,919 7.

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96  ST-BK: 27-4095 FFIEC  031
Sixth Street and Marquette Avenue                                     Page RC- 5
Minneapolis, MN 55479             Vendor ID: D         CERT: 05208
                                                                              15
Transit Number: 91000019

Schedule RC-B - Continued

Memoranda                                                                                          C412-
                                                                              Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------
                                                                           RCFD
                                                                           ----
1. Pledged securities (2)__________________________________________________0416..  163,341  M.1
2. Maturity and repricing data for debt securities (2,3,4) (excluding those in nonaccrual status):
   a. Fixed rate debt securities with a remaining maturity of:
      (1) Three months or less_____________________________________________0343..    6,535  M.2.a1
      (2) Over three months through 12 months______________________________0344..    2,852  M.2.a2
      (3) Over one year through five years_________________________________0345..  228,929  M.2.a3
      (4) Over five years__________________________________________________0346..  463,497  M.2.a4
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1)
          through 2.a.(4))_________________________________________________0347.   701,813  M.2.a5
   b. Floating rate debt securities with a repricing frequency of:
      (1) Quarterly or more frequently_____________________________________4544..   98,156  M.2.b1
      (2) Annually or more frequently, but less frequently than quarterly__4545..   80,350  M.2.b2
      (3) Every five years or more frequently, but less frequently than
          annually_________________________________________________________4551..        0  M.2.b3
      (4) Less frequently than every five years____________________________4552..        0  M.2.b4
      (5) Total floating rate debt securities (sum of Memorandum items

          2.b.(1) through 2.b.(4)__________________________________________4553..  178,506  M.2.b5
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5))
      (must equal total debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus nonaccrual debt securities included
      in Schedule RC-N, item 9, column C)__________________________________0393.   880,319  M.2.c
3. Not applicable__________________________________________________________      . . . . .
4. Held-to-maturity debt securities restructured and in compliance with modified terms (included in Schedule RC-B, items 3 through 5, column A,
   above)__________________________________________________________________5365..        0  M.4
5. Not applicable__________________________________________________________      . . . . .
6. Floating rate debt securities with a remaining maturity of one year or
   less (2,4) (included in Memorandum items 2.b.(1) through 2.b.(4) above)_5519..      945  M.6
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar
   year-to-date (report the amortized cost at date of sale or transfer)____1778..        0  M.7
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
   a. Amortized cost_______________________________________________________8780..       78  M.8.a
   b. Fair value___________________________________________________________8781..       80  M.8.b
9. Structured notes (included in the held-to-maturity and
   available-for-sale accounts in Schedule RC-B, items 2, 3 and 5):
   a. Amortized cost_______________________________________________________8782..    2,601  M.9.a
   b. Fair value___________________________________________________________8783..    2,572  M.9.b

----------
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, preferred stock.
(4) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Norwest Bank Minnesota, N.A.       Call Date: 12/31/96 ST-BK: 27-4095 FFIEC  031
Sixth Street and Marquette Avenue                                     Page RC- 6
Minneapolis, MN 55479              Vendor ID: D        CERT: 05208
                                                                              16
Transit Number: 91000019
Schedule RC-C - Loans and Lease Financing Receivables
Part I. Loans and Leases
Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading.

                                                                                                                      C415 (-
                                                                                                  Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
                                                                           (Column A)                 (Column B)
                                                                RCFD     Consolidated Bank   RCON   Domestic Offices
                                                                ----     -----------------   ----   ----------------

1. Loans secured by real estate                                 1410. .       4,446,251               . . . . . . .      1.
    a.   Construction and land development____________________              . . . . . . .    1415. .       69,752        1.a
    b.   Secured by farmland (including farm residential
         and other improvements)______________________________              . . . . . . .    1420. .          527        1.b
    c.   Secured by 1-4 family residential properties:
         (1)  Revolving, open-end loans secured by 1-4 family
              residential properties and extended under
              lines of credit_________________________________               . . . . . . .   1797. .      114,996        1.c1
         (2)  All other loans secured by 1-4 family
              residential properties:
              (a)  Secured by first liens_____________________               . . . . . . .   5367. .    3,428,512        1.c2a
              (b)  Secured by junior liens____________________               . . . . . . .   5368. .      411,768        1.c2b
    d.   Secured by multifamily (5 or more)
         residential properties_______________________________               . . . . . . .   1460. .       56,611        1.d
    e. Secured by nonfarm nonresidential properties___________               . . . . . . .   1480. .      364,085        1.e
2.  Loans to depository institutions:
    a.   To commercial banks in the U.S.______________________               . . . . . . .   1505. .      285,247        2.a
         (1) To U.S. branches and agencies of foreign banks_____1506. .                0              . . . . . . .      2.a1
         (2) To other commercial banks in the U.S.______________1507. .          287,820              . . . . . . .      2.a2
    b. To other depository institutions in the U.S._____________1517. .                0     1517. .            0        2.b
    c. To banks in foreign countries ___________________________             . . . . . . .   1510. .        1,364        2.c
         (1) To foreign branches of other U.S. banks____________1513. .              884              . . . . . . .      2.c1
         (2) To other banks in foreign countries________________1516. .           60,111              . . . . . . .      2.c2
3.  Loans to finance agricultural production and other
    loans to farmers____________________________________________1590. .            4,997     1590. .        4,997        3.
4.  Commercial and industrial loans:
    a. To U.S. addressees (domicile)____________________________1763. .        3,294,883     1763. .    3,288,838        4.a
    b. To non-U.S. addressees (domicile)________________________1764. .           57,622     1764. .          150        4.b
5.  Acceptances of other banks:
    a. Of U.S. banks____________________________________________1756. .                0     1756. .            0        5.a
    b. Of foreign banks_________________________________________1757. .            4,832     1757. .        4,832        5.b
6.  Loans to individuals for household, family, and other
    personal expenditures (i.e., consumer loans)
    (includes purchased paper)__________________________________             . . . . . . .   1975. .      763,430        6.
    a.   Credit cards and related plans (includes check
         credit and other revolving credit plans)_______________2008. .          228,580              . . . . . . .      6.a
    b.   Other (includes single payment, installment,
         and all student loans)_________________________________2011. .          535,643              . . . . . . .      6.b
7.  Loans to foreign governments and official institutions
    (including foreign central banks)___________________________2081. .            5,000     2081. .        5,000        7.
8.  Obligations (other than securities and leases)
    of states and political subdivisions in the U.S.
    (includes nonrated industrial development obligations) _____2107. .           20,689     2107. .       20,689        8.
9.  Other loans_________________________________________________1563. .          608,819              . . . . . . .      9.
    a.   Loans for purchasing or carrying securities
         (secured and unsecured)________________________________             . . . . . . .   1545. .       57,329        9.a
    b.   All other loans (exclude consumer loans)_______________             . . . . . . .   1564. .      547,419        9.b
10. Lease financing receivables (net of unearned income)________             . . . . . . .   2165. .      665,431        10.
    a.   Of U.S. addressees (domicile)__________________________2182. .          665,431              . . . . . . .      10.a
    b.   Of non-U.S. addressees (domicile)______________________2183. .                0              . . . . . . .      10.b
11. LESS: Any unearned income on loans reflected in items
    1-9 above___________________________________________________2123. .            2,547     2123. .        1,810        11.
12. Total loans and leases, net of unearned income
    (sum of items 1 through 10 minus item 11)

    (total of column A must equal Schedule RC, item 4.a)________2122. .       10,219,015     2122. .   10,089,167        12.

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96  ST-BK: 27-4095 FFIEC  031
Sixth Street and Marquette Avenue                                     Page RC- 7
Minneapolis, MN 55479             Vendor ID: D         CERT: 05208
                                                                              17
Transit Number: 91000019
Schedule RC-C - Continued
Part 1.  Continued

Memoranda                                                                                         Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
                                                                      (Column A)                         (Column B)
                                                                   Consolidated Bank                  Domestic Offices
                                                                -----------------------      --------------------------------
                                                                RCFD                         RCON
                                                                ----                         ----
1.  Commercial paper included in Schedule RC-C, part I,
    above_______________________________________________________1496. .               0      1496. .                 0    m.1
2.  Loans and leases restructured and in compliance with
    modified terms (included in Schedule RC-C, part I,
    above, and not reported as past due or nonaccrual
    in Schedule RC-N, Memorandum item 1):
    a.   Loans secured by real estate:
         (1) To U.S. addressees (domicile)______________________1687. .               0      M.2.a1
         (2) To non-U.S. addressees (domicile)__________________1689. .               0      M.2.a2
    b.   All other loans and all lease financing receivables
         (exclude loans to individuals for household, family,
         and other personal expenditures)_______________________8691. .               0      M.2.b
    c.   Commercial and industrial loans to and lease
         financing receivables of non-U.S. addressees
         (domicile) included in Memorandum item 2.b above_______8692. .               0      M.2.c
3.  Maturity and repricing data for loans and leases (1)
    (excluding those in nonaccrual status):
    a.   Fixed rate loans and leases with a remaining
         maturity of:
         (1)  Three months or less______________________________0348. .       4,770,043      M.3.a1
         (2)  Over three months through 12 months_______________0349. .         659,652      M.3.a2
         (3)  Over one year through five years__________________0356. .       1,550,701      M.3.a3
         (4)  Over five years___________________________________0357. .         801,823      M.3.a4
         (5)  Total fixed rate loans and leases (sum of
              Memorandum item 3.a.(1) through 3.a.(4))__________0358. .       7,782,219      M.3.a5
    B.   Floating rate loans with a repricing frequency of:
         (1)  Quarterly or more frequently______________________4554. .       2,092,028      M.3.b1
         (2)  Annually or more frequently, but less frequently
              than quarterly____________________________________4555. .         266,050      M.3.b2
    (3)  Every five years or more frequently, but less
         frequently than annually_______________________________4561. .          40,030      M.3.b3

    (4)  Less frequently than every five years__________________4564. .               0      M.3.b4
    (5)  Total floating rate loans (sum of Memorandum
         items 3.b.(1) through 3.b.(4))_________________________4567. .       2,398,108      M.3.b5
    c.   Total loans and losses (sum of Memorandum
         items 3.a.(5) and 3.b.(5)) (must equal
         the sum of total loans and leases, net,
         from Schedule RC-C, part I, item 12,
         plus unearned income from Schedule RC-C,
         part I, item 11, minus total nonaccrual loans
         and leases from Schedule RC-N, sum of items 1
         through 8, column C)___________________________________1479. .      10,180,327      M.3.c
    d.   Floating rate loans with a remaining maturity of
         one year or less (included in Memorandum
         items 3.b.(1) through 3.b.(4) above)___________________A246. .         764,661      M.3.d
4.  Loans to finance commercial real estate, construction,
    and land development activities (not secured by real estate)
    included in Schedule RC-C, part I, items 4 and 9,
    column A, page RC-6 (2)_____________________________________2746. .               0      M.4
5.  Loans and leases held for sale (included in
    Schedule RC-C, part I, above)_______________________________5369. .       2,870,983      M.5
6.  Adjustable rate closed-end loans secured by first liens
    on 1-4 family residential properties (included in
    Schedule RC-C, part I, item 1.c.(2)(a), column B,
    page RC-6)__________________________________________________             . . . . . .     5370. .      289,081 M.6

----------
(1) Memorandum item 3 is not applicable to savings banks that must complete supplement Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96  ST-BK: 27-4095 FFIEC  031
Sixth Street and Marquette Avenue                                     Page RC- 8
Minneapolis, MN 55479             Vendor ID: D         CERT: 05208
                                                                              18
Transit Number: 91000019
Schedule RC-D - Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).
                                                                        C420 (-
                                                    Dollar Amounts in Thousands
-------------------------------------------------------------------------------
ASSETS
                                                          RCON
                                                          -----
 1. U.S. Treasury securities in domestic offices__________3531. .    4,979   1.
 2. U.S. Government agency and corporation obligations in domestic offices (exclude mortgage-backed

    securities____________________________________________3532. .     N/A    2.
 3. Securities issued by states and political
    subdivisions in the U.S. in domestic offices__________3533. .     N/A    3.
 4. Mortgage-backed securities (MBS) in domestic offices:
    a. Pass-through securities issued or guaranteed by
       FNMA, FHLMC, or GNMA_______________________________3534. .        0   4.a
    b. Other mortgage-backed securities issued or
       guaranteed by FNMA, FHLMC, or GNMA (include
       CMOs, REMICs, and stripped MBS)____________________3535. .     N/A    4.b
    c. All other mortgage-backed securities_______________3536. .     N/A    4.c
 5. Other debt securities in domestic offices_____________3537. .     N/A    5.
 6. Certificates of deposit in domestic offices___________3538. .     N/A    6.
 7. Commercial paper in domestic offices__________________3539. .     N/A    7.
 8. Bankers acceptances in domestic offices_______________3540. .     N/A    8.
 9. Other trading assets in domestic offices______________3541. .     N/A    9.
                                                          RCFN
10. Trading assets                                        ----
    in foreign offices____________________________________3542. .     N/A   10.
11. Revaluation gains on interest rate, foreign exchange  RCON
    rate, and other commodity and equity contracts:       ----
    a. In domestic offices________________________________3543. .   17,081  11.a
                                                          RCFN
    b. In foreign                                         ----
       offices____________________________________________3544. .     N/A   11.b
                                                          RCFD
12. Total trading assets (sum of items 1 through 11)      ----
    (must equal Schedule RC, item 5)______________________3545. .   22,060  12.

LIABILITIES
13. Liability for short positions_________________________3546. .     N/A   13.
14. Revaluation losses on interest rate, foreign exchange
    rate, and other commodity and equity contracts________3547. .   15,372  14.
15. Total trading liabilities (sum of items 13 and 14)
    (must equal Schedule RC, item 15.b)___________________3548. .   15,372  15.

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96  ST-BK: 27-4095 FFIEC  031
Sixth Street and Marquette Avenue                                     Page RC- 9
Minneapolis, MN 55479             Vendor ID: D         CERT: 05208
                                                                              19
Transit Number: 91000019

SCHEDULE RC-E  -  DEPOSIT LIABILITIES

PART I.   DEPOSITS IN DOMESTIC OFFICES

                                                                                                                           C425  (-
                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                              -------------- Transaction Accounts --------------  -- Nontransaction Accounts --
                                                     (Column A)                 (Column B)                (Column C)

                                                 Total transaction          Memo: Total demand
                                              accounts (including total   deposits (included in       Total nontransaction
                                                 demand deposits)              column  A)         accounts (including MMDAs)
--------------------------------------------- --------------------------- ----------------------- ---------------------------
                                               RCON                        RCON                     RCON
                                               ----                        ----                     ----
Deposits of:
1. Individuals, partnerships and corporations__2201..     3,467,290        2240..     2,940,210    2346..      4,657,303      1.
2. U.S. Government_____________________________2202..        25,846        2280..        25,846    2520..              0      2.
3. States and political subdivisions in
   the U.S.____________________________________2203..        32,134        2290..        27,554    2530..          9,983      3.
4. Commercial banks in the U.S.________________2206..       564,713        2310..       564,713    2550..              0      4.
5. Other depository institutions in the U.S.___2207..        13,151        2312..        13,151    2349..              0      5.
6. Banks in foreign countries__________________2213..        12,239        2320..        12,239    2236..              0      6.
7. Foreign governments and official institu-
   tions (including foreign central banks)_____2216..             0        2300..             0    2377..              0      7.
8. Certified and official checks_______________2330..        36,739        2330..        36,739             .   .   .   .   . 8.
9. Total (sum of items 1 through 8) (sum of
   columns A and C must equal Schedule RC,
   item 13.a)__________________________________2215..     4,152,112        2210..     3,620,452    2385..      4,667,286      9.


MEMORANDA

                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            RCON
                                                                                            ----
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts___________________6835..        539,293          M.1.a
   b. Total brokered deposits_______________________________________________________________2365..              0          M.1.b
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1)  Issued in denominations of less than $ 100,000___________________________________2343..              0          M.1.c1
      (2)  Issued either in denominations of $ 100,000 or in denominations greater than
           $ 100,000 and participated out by the broker in shares of $ 100,000 or less______2344..              0          M.1.c2
   d. Maturity data for brokered deposits:
      (1)  Brokered deposits issued in denominations of less than $ 100,000 with a remaining maturity of one year or less (included in Memorandum item
           1.c.(1) above)___________________________________________________________________A243..              0          M.1.d1
      (2)  Brokered deposits issued in denominations of $ 100,000 or more with a remaining maturity of one year or less (included in Memorandum item
           1.b above)_______________________________________________________________________A244..              0          M.1.d2
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the
      U.S. reported in item 3 above which are secured or collateralized as required under
      state law)____________________________________________________________________________5590..         34,365          M.1.e
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C above):
   a. Savings deposits:
      (1)  Money market deposit accounts (MMDAs)____________________________________________6810..      1,738,007          M.2.a1

      (2)  Other savings deposits (excludes MMDAs)__________________________________________0352..      1,017,614          M.2.a2
   b. Total time deposits of less than $ 100,000____________________________________________6648..      1,719,511          M.2.b
   c. Time certificates of deposit of $ 100,000 or more_____________________________________6645..        172,190          M.2.c
   d. Open-account time deposits of $ 100,000 or more_______________________________________6646..         19,964          M.2.d
3. ALL NOW accounts (included in column A above)____________________________________________2398..        531,660          M.3
4. Not applicable


Norwest Bank Minnesota, N.A.      Call Date: 12/31/96 ST-BK: 27-4095 FFIEC   031
Sixth Street and Marquette Avenue                                    Page RC- 10
Minneapolis, MN 55479             Vendor ID: D        CERT: 05208
                                                                              20
Transit Number: 91000019

SCHEDULE RC-E - CONTINUED

PART I. CONTINUED

MEMORANDA (CONTINUED)

                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
5.  Maturity and repricing data for time deposits of less than $ 100,000 (sum of Memorandum
    item 5.a.(1) through 5.b.(3) must equal Memorandum item 2.b above): (1)                     RCON
    a.   Fixed rate time deposits of less than $ 100,000 with a remaining maturity of:          ----
         (1) Three months or less_______________________________________________________________A225..       264,238       M.5.a1
         (2) Over three months thru 12 months___________________________________________________A226..       869,825       M.5.a2
         (3) Over one year______________________________________________________________________A227..       585,448       M.5.a3
    b.   Floating rate time deposits of less than $ 100,000 with a repricing frequency of:
         (1) Quarterly or more frequently_______________________________________________________A228..             0       M.5.b1
         (2) Annually or more frequently, but less frequently than quarterly____________________A229..             0       M.5.b2
         (3) Less frequently than annually______________________________________________________A230..             0       M.5.b3
    c.   Floating rate time deposits of less than $ 100,000 with a remaining maturity of
         one year or less (included in Memorandum items 5.b.(1) through 5.b.(3) above)__________A231..             0       M.5.c
6.  Maturity and repricing data for time deposits of $ 100,000 or more (i.e., time certificates of deposit of $ 100,000 or more and open-account time deposits of
    $100,000 or more) (sum of Memorandum items 6.a.(1) through 6.b.(4) must equal the sum of Memorandum items 2.c and 2.d above): (1)
    a.   Fixed rate time deposits of $ 100,000 or more with a remaining maturity of:
         (1) Three months or less_______________________________________________________________A232..        50,631       M.6.a1
         (2) Over three months through 12 months________________________________________________A233..        76,897       M.6.a2
         (3) Over one year through five years___________________________________________________A234..        60,207       M.6.a3
         (4) Over five years____________________________________________________________________A235..         4,419       M.6.a4
    b.   Floating rate time deposits of $ 100,000 or more with a repricing frequency of:
         (1)  Quarterly or more frequently______________________________________________________A236..             0       M.6.b1
         (2)  Annually or more frequently, but less frequently than quarterly___________________A237..             0       M.6.b2
         (3)  Every five years or more frequently, but less frequently than annually____________A238..             0       M.6.b3

         (4)  Less frequently than every five years_____________________________________________A239..             0       M.6.b4
    c.   Floating rate time deposits of $ 100,000 or more with a remaining maturity of one
         year or less (included in Memorandum items 6.b.(1) through 6.b.(4) above)______________A240..             0       M.6.c


----------
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96 ST-SK: 27-4095 FFIEC   031
Sixth Street and Marquette Avenue                                    Page RC- 11
Minneapolis, MN 55479             Vendor ID: D        CERT: 05208
                                                                              21
Transit Number: 91000019

SCHEDULE RC-E - CONTINUED

PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND AGREEMENT SUBSIDIARIES AND IBFs)

                                                                                                       Dollar Amounts  in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
Deposits of:                                                                                    RCFN
                                                                                                ----
1.  Individuals, partnerships, and corporations_________________________________________________2621..       387,378       1.
2.  U.S. banks (including IBFs and foreign branches of U.S. banks)______________________________2623..     1,293,761       2.
3.  Foreign banks (including U.S. branches and agencies of foreign banks,
    including their IBFs)_______________________________________________________________________2625..        26,811       3.
4.  Foreign governments and official institutions (including foreign
    central banks)______________________________________________________________________________2650..             0       4.
5.  Certified and official checks_______________________________________________________________2330..             1       5.
6.  All other deposits__________________________________________________________________________2668..            76       6.
7.  Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)________________________2200..     1,708,027       7.



MEMORANDUM
                                                                                                       Dollar Amounts  in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                RCFN
                                                                                                ----
1.  Time deposits with a remaining maturity of one year or less (included
    in Part II, item 7 above)___________________________________________________________________A245..     1,672,624       M.1



SCHEDULE RC-F - OTHER ASSETS                                                                                                 C430(-
                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                RCFD
                                                                                                ----
1.  Income earned, not collected on loans_______________________________________________________2164..        52,062       1.
2.  Net deferred tax assets (1)_________________________________________________________________2148..             0       2.
3.  Excess residential mortgage servicing fees receivable_______________________________________5371..             0       3.
4.  Other (itemize and describe amounts that exceed 25% of this item)___________________________2168..       426,481       4.
       TEXT                                               RCFD
       ----                                               ----
    a. 3549:  ____________________________________________3549. .            192,922              .   .   .   .   .   .    4.a
    b. 3550:  ____________________________________________3550. .                N/A              .   .   .   .   .   .    4.b
    c. 3551:  ____________________________________________3551. .                N/A              .   .   .   .   .   .    4.c
5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 11)__________________________2160..       478,543       5.



MEMORANDUM
                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                RCFD
                                                                                                ----
1.  Deferred tax assets disallowed for regulatory capital purposes______________________________5610..             0       M.1


SCHEDULE RC-G - OTHER LIABILITIES



                                                                                                                             C435(-
                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                RCON
                                                                                                ----
1.  a. Interest accrued and unpaid on deposits in domestic offices (2)__________________________3645..        32,899       1.a
                                                                                                RCFD
    b. Other expenses accrued and unpaid (includes accrued                                      ----
       income taxes payable)____________________________________________________________________3646..       274,332       1.b
2.  Net deferred tax liabilities (1)____________________________________________________________3049..       148,920       2.
3.  Minority interest in consolidated subsidiaries______________________________________________3000..         1,051       3.

4.  Other (itemize and describe amounts that exceed 25% of this item)___________________________2938..        18,977       4.
       TEXT                                               RCFD
       ----                                               ----
    a. 3552:  Unearned Income_____________________________3552..                 N/A               .   .   .   .  .   .    4.a
    b. 3553:  ____________________________________________3553..                 N/A               .   .   .   .  .   .    4.b
    c. 3554:  ____________________________________________3554..                 N/A               .   .   .   .  .   .    4.c
5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 20)__________________________2930..       476,179       5.

----------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96 ST-BK 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                    Page RC- 12
Minneapolis, MN  55479            Vendor ID: D        CERT: 05208
                                                                              22
Transit Number: 91000019

Schedule RC-H - Selected Balance Sheet Items for Domestic Offices

                                                                                                                          C440 (-
                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Domestic Offices
                                                                                            ----------------------
                                                                                            RCON
                                                                                            ----
1.  Customers' Liability to this bank on acceptances outstanding____________________________2155. .         23,073      1.
2.  Bank's Liability on acceptances executed and outstanding________________________________2920. .         23,073      2.
3.  Federal funds sold and securities purchased under agreements to resell__________________1350. .      3,501,145      3.
4.  Federal funds purchased and securities sold under agreements to repurchase______________2800. .      4,223,560      4.
5.  Other borrowed money____________________________________________________________________3190. .        923,091      5.
    EITHER
6.  Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs_____________2163. .          N/A        6.
    OR
7.  Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs_______________2941. .        365,152      7.
8.  Total assets (excludes net due from foreign offices, Edge and Agreement
    subsidiaries, and IBFs)_________________________________________________________________2192. .     16,284,281      8.
9.  Total Liabilities (excludes net due to foreign offices, Edge and Agreement
    subsidiaries, and IBFs)_________________________________________________________________3129. .     14,676,028      9.

Item 10 - 17 Include held-to-maturity and available-for-sale securities in domestic offices.

10. U.S. Treasury securities________________________________________________________________1779. .        195,081     10.
11. U.S. Government agency and corporation obligations (excludes mortgage-backed
    securities)_____________________________________________________________________________1785. .          7,281     11.
12. Securities issued by states and political subdivisions in the U.S.______________________1786. .        108,164     12.
13. Mortgage-backed securities (MBS):

    a.  Pass-through securities:
        (1) Issued or guaranteed by FNMA, FHLMC, or GNMA____________________________________1787. .        538,136     13.a.1
        (2) Other pass-through securities___________________________________________________1869. .              0     13.a.2
    b.  Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
        (1) Issued or guaranteed by FNMA, FHLMC, or GNMA____________________________________1877. .         26,556     13.b.1
        (2) All other mortgage-backed securities____________________________________________2253. .          2,982     13.b.2
14. Other domestic debt securities__________________________________________________________3159. .          2,119     14.
15. Foreign debt securities_________________________________________________________________3160. .              0     15.
16. Equity securities:
    a. Investments in mutual funds__________________________________________________________3161. .          2,941     16.a
    b. Other equity securities with readily determinable fair values________________________3162. .              0     16.b
    c. All other equity securities__________________________________________________________3169. .        129,659     16.c
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through
    16)_____________________________________________________________________________________3170. .      1,012,919     17.

MEMORANDUM (to be completed only by banks with IBFs and other "foreign" offices)                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
EITHER
1. Net due from the IBF of the domestic offices of the reporting bank_______________________3051. .         N/A         M.1
   OR
2. Net due to the IBF of the domestic offices of the reporting bank_________________________3059. .              0      M.2

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96 ST-BK 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                    Page RC- 13
Minneapolis, MN  55479            Vendor ID: D        CERT: 05208
                                                                              23
Transit Number: 91000019

Schedule RC-I - Selected Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                                          C445 (-
                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            RCFN
                                                                                            ----
1.  Total IBF assets of the consolidated bank (component of Schedule RC, item 12)___________2133. .         N/A         1.
2.  Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,
    item 12, column A)______________________________________________________________________2076. .         N/A         2.
3.  IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4,
    column A)_______________________________________________________________________________2077. .         N/A         3.
4.  Total IBF liabilities (component of Schedule RC, item 21)_______________________________2898. .         N/A         4.
5.  IBF deposit liabilities due to banks, including other IBFs (component of Schedule
    RC-E, part II, items 2 and 3)___________________________________________________________2379. .         N/A         5.
6.  Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5,

    and 6)__________________________________________________________________________________2381. .         N/A         6.

Schedule RC-K - Quarterly Averages (1)

                                                                                                                          C445 (-
                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            RCFD
ASSETS                                                                                      ----
 1. Interest-bearing balances due from depository institutions______________________________3381. .        237,573      1.
 2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2)______3382. .        912,610      2.
 3. Securities issued by states and political subdivisions in the U.S.(2)___________________3383. .        101,818      3.
 4. a. Other debt securities(2)_____________________________________________________________3647. .          8,058      4.a
    b. Equity securities (3)(includes investments in mutual funds and Federal Reserve
       stock)_______________________________________________________________________________3648. .        165,015      4.b
 5. Federal funds sold and securities purchased under agreements to resell in domestic
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs_____________3365. .      4,681,621      5.
 6. Loans:                                                                                  RCON
    a. Loans in domestic offices:                                                           ----
       (1) Total loans______________________________________________________________________3360. .      9,517,916      6.a.1
       (2) Loans secured by real estate_____________________________________________________3385. .      4,106,325      6.a.2
       (3) Loans to finance agricultural production and other loans to farmers______________3386. .          4,852      6.a.3
       (4) Commercial and industrial loans__________________________________________________3387. .      3,876,444      6.a.4
       (5) Loans to individuals for household, family, and other personal expenditures______3388. .        936,185      6.a.5
                                                                                            RCFN
                                                                                            ----
    b. Total loans in foreign offices, Edge and Agreement subsidiaries,
       and IBFs_____________________________________________________________________________3360. .        154,483      6.b

                                                                                            RCFD
 7. Trading                                                                                 ----
    assets__________________________________________________________________________________3401. .         11,103      7.
 8. Lease financing receivables (net of unearned income)____________________________________3484. .        635,936      8.
 9. Total assets(4)_________________________________________________________________________3368. .     17,095,163      9.

LIABILITIES
10. Interest-bearing transaction accounts in domestic offices (NOW accounts,                RCON
    ATS accounts, and telephone and preauthorized transfer accounts) (exclude               ----
    demand deposits)________________________________________________________________________3485. .        147,075     10.
11. Nontransaction accounts in domestic offices:
    a. Money market deposit accounts (MMDAs)________________________________________________3486. .      1,669,872     11.a
    b. Other savings deposits_______________________________________________________________3487. .      1,268,419     11.b
    c. Time certificates of deposit of $100,000 or more_____________________________________3365. .        175,479     11.c
    d. All other time deposits______________________________________________________________3469. .      1,816,912     11.d
                                                                                            RCFW
12. Interest-bearing deposits in foreign offices, Edge and Agreement                        ----
    subsidiaries, and IBFs__________________________________________________________________3404. .      1,692,660     12.
                                                                                            RCFD
                                                                                            ----
13. Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries,
    and in IBFs_____________________________________________________________________________3353. .      4,248,533     13.

14. Other borrowed money____________________________________________________________________3355. .      1,203,253     14.


----------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96 ST-BK: 27-4095 FFIEC   031
Sixth Street and Marquette Avenue                                    Page RC- 14
Minneapolis, MN  55479            Vendor ID: D        CERT: 05208
                                                                              24

Transit Number: 91000019

Schedule RC-L - Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.


                                                                                                                          C460 (-
                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            RCFD
                                                                                            ----
1.  Unused commitments:
    a.  Revolving, open-end lines secured by 1-4 family residential properties,
        e.g., home equity lines_____________________________________________________________3814. .        184,301      1.a
    b.  Credit card lines___________________________________________________________________3815. .              0      1.b
    c.  Commercial real estate, construction, and land development:
        (1) Commitments to fund loans secured by real estate________________________________3816. .         70,474      1.c.1
        (2) Commitments to fund loans net secured by real estate____________________________6550. .              0      1.c.2
    d.  Securities underwriting_____________________________________________________________3817. .              0      1.d
    e.  Other unused commitments____________________________________________________________3818. .      3,607,770      1.e

2.  Financial standby letters of credit and foreign office guarantees_______________________3819. .        868,931      2.
    a. Amount of financial standby letters of credit    RCFD
       conveyed to others_______________________________3820. .  364,106                             . . . . . . .      2.a


3.  Performance standby letters of credit and foreign office guarantees_____________________3821. .         73,469      3.
    a. Amount of performance standby letters of credit  RCFD
      conveyed to others________________________________3822. .   29,974                             . . . . . . .      3.a
4.  Commercial and similar letters of credit________________________________________________3411. .        221,146      4.

5.  Participations in acceptances (as described in the instructions) conveyed
    to others by the reporting bank_________________________________________________________3428. .              0      5.
6.  Participations in acceptances (as described in the instructions) acquired
    by the reporting (nonaccepting) bank____________________________________________________3429. .              0      6.
7.  Securities borrowed_____________________________________________________________________3432. .      2,046,878      7.
8.  Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank)_________________________________________3433. .        299,411      8.
9.  Loans transferred (i.e., sold or swapped) with recourse that have been treated as sold for Call Report purposes:
    a. FNMA and FHLMC residential mortgage loan pools:
       (1)  Outstanding principal balance of mortgages transferred as of the
              report date___________________________________________________________________3650. .         21,648      9.a.1
       (2) Amount of recourse exposure on these mortgages as of the report date_____________3651. .         21,648      9.a.2
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the  report date____3652. .              0      9.b.1
       (2) Amount of recourse exposure on these mortgages as of the report date_____________3653. .              0      9.b.2
    c. Farmer Mac agricultural mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report date_____3654. .              0      9.c.l
       (2) Amount of recourse exposure on these mortgages as of the report date_____________3655. .              0      9.c.2
    d. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:
       (1) Outstanding principal balance of small business obligations transferred
           as of the report date____________________________________________________________A249. .              0      9.d.1
       (2) Amount of retained recourse on these obligations as of the report date___________A250. .              0      9.d.2
10. When-issued securities:
    a. Gross commitments to purchase________________________________________________________3434. .              0     10.a
    b. Gross commitments to sell____________________________________________________________3435. .              0     10.b
11. Spot foreign exchange contracts_________________________________________________________8765. .         42,008     11.

12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC,
    Item 28, "Total equity capital")________________________________________________________3430. .              0     12.
       TEXT                                   RCFD
       ----                                   ----
    a. 3555: _________________________________3555. .          N/A                                   . . . . . . .     12.a
    b. 3556: _________________________________3556. .          N/A                                   . . . . . . .     12.b
    c. 3557: _________________________________3557. .          N/A                                   . . . . . . .     12.c
    d. 3558: _________________________________3558. .          N/A                                   . . . . . . .     12.d

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96 ST-BK: 27-4095  FFIEC  031
Sixth Street and Marquette Avenue                                     Page RC-15
Minneapolis, MN 55479             Vendor ID: D        CERT: 05208
                                                                              25
Transit Number: 91000019


Schedule RC-L - Continued

                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC,
    item 28, "Total equity capital")_________________________________________________________5591. .             0     13.
         TEXT                                             RCON
         -----                                            ----
    a.   5592: ___________________________________________5592. .            N/A                     .  .  .  .  .  .  13.a
    b.   5593: ___________________________________________5593. .            N/A                     .  .  .  .  .  .  13.b
    c.   5594: ___________________________________________5594. .            N/A                     .  .  .  .  .  .  13.c
    d..  5595: ___________________________________________5595. .            N/A                     .  .  .  .  .  .  13.d


                                                                                                                          C461  (-
                                                                                                       Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  (Column C)    (Column D)
Off-balance Sheet                                                 (Column A)       (Column B)       Equity       Commodity
Derivatives                                                      Interest Rate  Foreign Exchange  Derivative     And Other
Position Indicators                                                Contracts       Contracts      Contracts      Contracts
-----------------------------------------------------------------------------------------------------------------------------------
14. Gross amounts (e.g., notional amounts) (for each column, sum of items 14.a through 14.e must equal sum of items 15, 16.a, and 16.b):
    a.  Futures contracts__________________________________________   864,900              0               0             0   14.a
                                                                    RCFD 8693      RCFD 8694       RCFD 8695     RCFD 8696
    b.  Forward contracts__________________________________________         0        496,980               0             0   14.b
                                                                    RCFD 8697      RCFD 8698       RCFD 8699     RCFD 8700
    c.  Exchange-traded option contracts:
        (1) Written options________________________________________         0              0               0             0   14.c1
                                                                    RCFD 8701      RCFD 8702       RCFD 8703     RCFD 8704
        (2) Purchased options______________________________________         0              0               0             0   14.c2
                                                                    RCFD 8705      RCFD 8706       RCFD 8707     RCFD 8708
    d.  Over-the-counter option contracts:
        (1) Written options________________________________________   522,947          3,429               0         2,366   14.d1
                                                                    RCFD 8709      RCFD 8710       RCFD 8711     RCFD 8712
        (2) Purchased options______________________________________   804,698          2,000               0         1,700   14.d2
                                                                    RCFD 8713      RCFD 8714       RCFD 8715     RCFD 8716
    e.  Swaps______________________________________________________ 1,516,558              0               0         5,647   14.e
                                                                    RCFD 3450      RCFD 3826       RCFD 8719     RCFD 8720
15. Total gross notional amount of derivative contracts held for
    trading________________________________________________________ 3,007,503        502,409               0         9,713   15.
                                                                    RCFD A126      RCFD A127       RCFD 8723     RCFD 8724
16. Total gross notional amount of derivative contracts held for purposes other than trading:

    a. Contracts marked to market__________________________________         0              0               0             0   16.a
                                                                    RCFD 8725      RCFD 8726       RCFD 8727     RCFD 8728
    b. Contracts not marked to market______________________________   701,600              0               0             0   16.b
                                                                    RCFD 8729      RCFD 8730       RCFD 8731     RCFD 8732

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96 ST-BK: 27-4095 FFIEC   031
Sixth Street and Marquette Avenue                                    Page RC- 16
Minneapolis, MN  55479            Vendor ID: D        CERT: 05208
                                                                              26
Transit Number: 91000019

Schedule  RC-L  -  Continued


                                                                                                      Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                               (Column A)        (Column B)      (Column C)     (Column D)
Off-balance Sheet                                                                                  Equity        Commodity
Derivatives Position                                         Interest Rate    Foreign Exchange    Derivative     And Other
Indicators                                                     Contracts         Contracts        Contracts      Contracts
-----------------------------------------------------------------------------------------------------------------------------------
                                                             RCFD              RCFD              RCFD           RCFD
                                                             ----              ----              ----           ----
17. Gross fair values of derivative contracts:
    a.  Contracts held for trading:
      (1) Gross positive fair value__________________________8733..   6,388    8734..  10,693    8735..     0   8736..   168  17.al
      (2) Gross negative fair value__________________________8737..   4,893    8738..  10,478    8739..     0   8740..   174  17.a2
    b.  Contracts held for purposes other than
        trading that are marked to market:
      (1) Gross positive fair value__________________________8741..       0    8742..       0    8743..     0   8744..     0  17.b1
      (2) Gross negative fair value__________________________8745..       0    8746..       0    8747..     0   8748..     0  17.b2
    c.  Contracts held for purposes other than
        trading that are not marked to market:
      (1)  Gross positive fair value_________________________8749..   8,410    8750..       0    8751..     0   8752..     0  17.c1
      (2)  Gross negative fair value_________________________8753..   1,775    8754..       0    8755..     0   8756..     0  17.c2


Memoranda
                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
                                                                                              RCFD
                                                                                              ----
1.-2.  Not  applicable______________________________________________________________________       .  .  .  .  .  .
3.  Unused commitments with an original maturity exceeding one year that are reported in

    Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of
    commitments that are fee paid or otherwise legally binding)______________________________ 3833. .     3,426,015      M.3
                                                                 RCFD
    a. Participations in commitments with an original            ----
       maturity exceeding one year conveyed to others___________ 3834. .        57,717                .  .  .  .  .      M.3a
4.  To be completed only by banks with $1 billion or more in total assets:
    Standby letters of credit and foreign office guarantees (both financial and performance)
    issued to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3,
    above____________________________________________________________________________________ 3377. .        N/A         M.4
5.  Installment loans to individuals for household, family, and other personal expenditures that have been securitized and sold without recourse (with servicing retained), amounts outstanding by type of loan:
    a. Loans to purchase private passenger automobiles (to be completed for the
       September report only)________________________________________________________________ 2741. .        N/A         M.5.a
    b. Credit cards and related plans (TO BE COMPLETED QUARTERLY)____________________________ 2742. .             0      M.5.b
    c. All other consumer installment credit (including mobile home loans)(to be completed
       for the September report only)________________________________________________________ 2743. .        N/A         M.5.c

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96 ST-BK: 27-4095  FFIEC  031
Sixth Street and Marquette Avenue                                     Page RC-17
Minneapolis, MN  55479            Vendor ID: D        CERT: 05208
                                                                              27
Transit Number: 91000019

Schedule RC-M - Memoranda

                                                                                                                          C465  (-
                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
1.  Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
                                                                                             RCFD
                                                                                             ----
    a. Aggregate amount of all extensions of credit to all executive officers, directors,
       principal shareholders, and their related interests__________________________________ 6164. .        35,635      1.a
    b. Number of executive officers, directors, and principal
       shareholders to whom the amount of all extensions of
       credit by the reporting bank (including extensions of
       credit to related interests) equals or exceeds the          RCFD          Number
       lesser of $ 500,000 or 5 percent of total capital           ----          ------
       as defined for this purpose in agency regulations__________ 6165. .            7                 .  .  .  .  .    1.b
2.  Federal funds sold and securities purchased under agreements to resell with U.S. branches
    and agencies of foreign banks (1) (included in Schedule RC, items 3.a and 3.b)___________ 3405. .             0      2.
3.  Not applicable.
4.  Outstanding principal balance of 1-4 family residential mortgage loans serviced for others
    (include both retained servicing and purchased servicing):
    a. Mortgages serviced under a GNMA contract______________________________________________ 5500. .            0      4.a
    b. Mortgages serviced under a FHLMC contract:
       (1) Serviced with recourse to servicer________________________________________________ 5501. .            0      4.b.1

       (2) Serviced without recourse to servicer_____________________________________________ 5502. .            0      4.b.2
    c. Mortgages serviced under a FNMA contract:
       (1) Serviced under a regular option contract__________________________________________ 5503. .            0      4.c.1
       (2) Serviced under a special option contract__________________________________________ 5504. .            0      4.c.2
    d. Mortgages serviced under other servicing contracts____________________________________ 5505. .      419,583      4.d
5.  To be completed only by banks with $1 billion or more in total assets:
    Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal Schedule RC, item 9):
    a. U.S. addressees (domicile)____________________________________________________________ 2103. .       19,064      5.a
    b. Non-U.S. addressees (domicile)________________________________________________________ 2104. .       16,838      5.b
6.  Intangible assets:
    a. Mortgage servicing rights_____________________________________________________________ 3164. .            0      6.a
    b. Other identifiable intangible assets:
       (1) Purchased credit card relationships_______________________________________________ 5506. .            0      6.b.1
       (2) All other identifiable intangible assets__________________________________________ 5507. .          426      6.b.2
    c. Goodwill______________________________________________________________________________ 3163. .       11,974      6.c
    d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)________________ 2143. .       12,400      6.d
    e. Amount of intangible assets (included in item 6.b.(2) above) that have been
       grandfathered or are otherwise qualifying for regulatory capital purposes______________ 6442. .           0      6.e
7.  Mandatory convertible debt, net of common or perpetual preferred stock dedicated to
    redeem the debt___________________________________________________________________________ 3295. .           0      7.

----------
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96 ST-BK: 27-4095 FFIEC   031
Sixth Street and Marquette Avenue                                    Page RC- 18
Minneapolis, MN 55479             Vendor ID: D        CERT: 05208
                                                                              28

Transit number: 91000019

Schedule  RC-M  -  Continued

                                                                                              Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------
8. a. Other real estate owned:                                                                  RCFD
                                                                                                ----
       (1) Direct and indirect investments in rest estate ventures _____________________________5372..         0    8.a.1
       (2) All other real estate owned:                                                         RCON
                                                                                                ----
           (a) Construction and land development in domestic offices____________________________5508..         0    8.a.2a
           (b) Farmland in domestic offices_____________________________________________________5509..         0    8.a.2b
           (c) 1-4 family residential properties in domestic offices____________________________5510..     2,410    8.a.2c
           (d) Multifamily (5 or more) residential properties in domestic offices_______________5511..         0    8.a.2d
           (e) Nonfarm nonresidential properties in domestic offices____________________________5512..     4,491    8.a.2e
           (f) In foreign                                                                       RCFN
                                                                                                ----

               offices__________________________________________________________________________5513..         0    8.a.2f
       (3) Total (sum of items 8.a.(1) and 8.a.(2))                                             RCFD
                                                                                                ----
           (must equal Schedule RC, item 7)_____________________________________________________2150..     6,901    8.a.3
    b.   Investments in unconsolidated subsidiaries and associated companies:
         (1) Direct and indirect investments in real estate ventures____________________________5374..         0    8.b.1
         (2) All other investments in unconsolidated subsidiaries and associated companies______5375..         0    8.b.2
         (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8)__________2130..         0    8.b.3
    c.   Total assets of unconsolidated subsidiaries and associated companies   ________________5376..         0    8.c

9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
    item 23, "Perpetual preferred stock and related surplus" ___________________________________3778..         0    9.
10. Mutual fund and annuity sales in domestic offices during the quarter
    (include proprietary, private label, and third party mutual funds):
                                                                                                RCON
                                                                                                ----
         a.   Money market funds________________________________________________________________6441.. 3,827,965   10.a
         b.   Equity securities funds___________________________________________________________8427..         0   10.b
         c.   Debt securities funds_____________________________________________________________8428..         0   10.c
         d.   Other mutual funds________________________________________________________________8429..    29,651   10.d
         e.   Annuities_________________________________________________________________________8430..     9,955   10.e
         f.   Sales of proprietary mutual funds and annuities (included in items 10.a through
              10.e above)_______________________________________________________________________8784.. 3,523,654   10.f

MEMORANDUM

                                                                                             Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------

1.  Interbank holdings of capital instruments (to be completed for the December report only):   RCFD
                                                                                                ----
    a.  Reciprocal holdings of banking organizations' capital instruments ______________________3836..        0    M.1.a
    b.  Nonreciprocal holdings of banking organizations' capital instruments____________________3837..  209,705    M.1.b

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96 ST-BK: 27-4095 FFIEC   031
Sixth Street and Marquette Avenue                                    Page RC- 19
Minneapolis, MN 55479             Vendor ID: D        CERT: 05208
                                                                              29
Transit Number: 91000019

SCHEDULE RC-N - PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.


                                                                                                                       C470  (-
                                                                                                    Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------------
                                                                        --(Column A)--   --(Column B)--    ----(Column C)-----
                                                                        Past due 30        Past due 90
                                                                        through 89         days or more        Nonaccrual
                                                                        days and still     and still
                                                                        accruing           accruing
                                                                        --------------   --------------    -------------------
                                                                        RCFD              RCFD              RCFD
1.  Loans secured by real estate:                                       ----              ----              ----
    a. To U.S. addressees (domicile)____________________________________1245..  29,730   1246..    1,554   1247..   11,092  1.a
    b. To non-U.S. addressees (domicile)________________________________1248..       0   1249..        0   1250..        0  1.b
2.  Loans to depository institutions and acceptances of other banks:
    a. To U.S. banks and other U.S.
       depository institutions__________________________________________5377..       0    5378..       0   5379..        0  2.a
    b. To foreign banks_________________________________________________5380..       0    5381..       0   5382..        0  2.b
3.  Loans to finance agricultural production
    and other loans to farmers__________________________________________1594..       0    1597..       2   1583..        0  3.
4.  Commercial and industrial loans:
    a. To U.S. addressees (domicile)____________________________________1251..  35,390    1252..       5   1253..    7,238  4.a
    b. To non-U.S. addresses (domicile)_________________________________1254..       0    1255..       0   1256..        0  4.b
5.  Loans to individuals for household,
    family, and other personal expenditures:
    a. Credit cards and related plans___________________________________5383..     900    5384..     695   5385..        0  5.a
    b. Other (includes single payment,
       installment, and all student loans)______________________________5386..  16,895    5387..   3,384   5388..      159  5.b
6.  Loans to foreign governments and
    official institutions_______________________________________________5389..       0    5390..       0   5391..        0  6.
7.  All other loans_____________________________________________________5459..     614    5460..       0   5461..    7,805  7.
8.  Lease financing receivables:
    a. Of U.S. addressees (domicile)____________________________________1257..       0    1258..       0   1259..   14,941  8.a
    b. Of non-U.S. addressees (domicile)________________________________1271..       0    1272..       0   1791..        0  8.b
9.  Debt securities and other assets (exclude
    other real estate owned and other
    repossessed assets)_________________________________________________3505..       0    3506..       0   3507..        0  9.

===============================================================================================================================
Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases.  Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

10.  Loans and leases reported in items 1                                RCFD            RCFD              RCFD
     through 8 above which are wholly or                                 ----            ----              ----
     partially guaranteed by the U.S. Government_________________________5612..  1,585   5613..      220   56l4..      706  l0.
     a. Guaranteed portion of loans and leases
        included in item 10 above________________________________________5615..  1,138   5616..      187   5617..      495  l0.a

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96 ST-BK: 27-4095 FFIEC   031
Sixth Street and Marquette Avenue                                    Page RC- 20
Minneapolis, MN 55479             Vendor ID: D        CERT: 05208
                                                                              30
Transit Number: 91000019

SCHEDULE RC-N - Continued

Memoranda

                                                                                                                       C473  (-
                                                                                                  Dollar  Amounts  in Thousands
-------------------------------------------------------------------------------------------------------------------------------
                                                                        --(Column A)--   --(Column B)--    ----(Column C)-----
                                                                        Past due 30        Past due 90
                                                                        through 89         days or more        Nonaccrual
                                                                        days and still     and still
                                                                        accruing           accruing
                                                                        --------------   --------------    --------------------
1.  Restructured loans and leases included in
    Schedule RC-N, item 1 through 8, above                              RCFD              RCFD            RCFD
    (and not reported in Schedule RC-C,                                 ----              ----            ----
    Part 1, Memorandum item 2)__________________________________________1658..        0   1659..      0   1661..     0    M.1
2.  Loans to finance commercial real estate,
    construction, and land development
    activities (not secured by real estate)
    included in Schedule RC-N, items 4 and
    7, above____________________________________________________________6558..        0   6559..      0    6560..    0    M.2
3.  Loans secured by real estate in domestic
    offices (included in Schedule RC-N, item 1, above):                 RCON              RCON             RCON
                                                                        ----              ----             ----
    a. Construction and land development________________________________2759..    1,117   2769..     0     3492..     25  M.3a
    b. Secured by farmland______________________________________________3493..        0   3494..     0     3495..      0  M.3b
    c. Secured by 1-4 family residential properties:
       (1)  Revolving, open-end loans secured by 1-4 family residential
            properties and extended under lines of credit_______________5398..      642   5399..   399     5400..      0  M.3c1
       (2)  All other loans secured by 1-4
            family residential properties_______________________________5401..   21,067   5402.. 1,155     5403..  6,579  M.3c2
    d.   Secured by multifamily (5 or more)
         residential properties_________________________________________3499..      554   3500..     0     3501..    500  M.3d
    a.   Secured by nonfarm nonresidential
         properties_____________________________________________________3502..    6,350   3503..     0     3504..  3,988  M.3e

                                                                        --(Column A)--   --(Column B)--
                                                                         Past due 30      Past due 90
                                                                        through 89 days   days or more
4.  Interest rate, foreign exchange rate,                              RCFD              RCFD

    and other commodity and equity contracts:                          ----              ----
    a. Book value of amounts carried as assets_________________________3522..         0  3528..      0    M.4.a

    b. Replacement cost of contracts with a
       positive replacement cost_______________________________________3529..         0  3530..      0    M.4.b

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96 ST-BK: 27-4095 FFIEC   031
Sixth Street and Marquette Avenue                                    Page RC- 21
Minneapolis, MN  55479            Vendor ID: D        CERT: 05208
                                                                              31

Transit Number: 91000019

Schedule RC-O - Other Data for Deposit Insurance Assessments

                                                                         C475 (-
                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------
1.  Unposted debits (see instructions):              RCON
                                                     ----
    a. Actual amount of all unposted debits_________ 0030..        N/A     1.a
       OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to
           demand deposits__________________________ 0031..          0     1.b1
       (2) Actual amount of unposted debits to
           time and savings deposits (1)____________ 0032..          0     1.b2
2.  Unposted credits (see instructions):
    a. Actual amount of all unposted credits________ 3510..        N/A     2.a
       OR
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to
           demand deposits__________________________ 3512..          0     2.b1
       (2) Actual amount of unposted credits to
           time and savings deposits (1)____________ 3514..          0     2.b2
3.  Uninvested trust funds (cash) held in bank's
    own trust department (not included in total
    deposits in domestic offices)___________________ 3520..          0     3.
4.  Deposits of consolidated subsidiaries in
    domestic offices and in insured branches in
    Puerto Rico and U.S. territories and possessions
    (not included in total deposits):
    a. Demand deposits of consolidated subsidiaries_ 2211..     25,242     4.a
    b. Time and savings deposits (1) of
       consolidated subsidiaries____________________ 2351..          0     4.b
    c. Interest accrued and unpaid on deposits of
       consolidated subsidiaries____________________ 5514..          0     4.c
5.  Deposits in insured branches in Puerto Rico and
    U.S. territories and possessions:
    a. Demand deposits in insured branches
       (included in Schedule RC-E, Part II)_________ 2229..          0     5.a

    b. Time and savings deposits (1) in insured
       branches (included in Schedule RC-E,
       Part II)_____________________________________ 2383..          0     5.b
    c. Interest accrued and unpaid on deposits in
       insured branches (included in Schedule RC-G,
       item 1.b)____________________________________ 5515..          0     5.c

Item 6 is not applicable to state nonmember banks that have not been authorized by the Federal Reserve to act as pass-through correspondents.

6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Amount reflected in demand deposits           RCON
       (included in Schedule RC-E, Part I,           ----
       item 4 or 5, column B)_______________________ 2314..        438     6.a
    b. Amount reflected in time and savings
       deposits (1) (included in Schedule RC-E,
       Part I, item 4 or 5, column A or C,
       but not column B)____________________________ 2315..          0     6.b
7.  Unamortized premiums and discounts on time
    and savings deposits:(1)
    a. Unamortized premiums_________________________ 5516..         40     7.a
    b. Unamortized discounts________________________ 5517..     43,777     7.b
8.  To be completed by banks with "Oakar deposits."
    Total "Adjusted Attributable Deposits" of all
    institutions acquired under Section 5(d)(3)
    of the Federal Deposit Insurance Act (from
    most recent FDIC Oakar Transaction
    Worksheet(s))___________________________________ 5518..  2,037,895     8.
9.  Deposits in lifeline accounts___________________     . . . . . . .     9.
10. Benefit-responsive "Depository Institution
    Investment Contracts" (included in total
    deposits in domestic offices)___________________ 8432..          0    10.

----------
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96 ST-BK: 27-4095 FFIEC   031
Sixth Street and Marquette Avenue                                    Page RC- 22
Minneapolis, MN  55479            Vendor ID: D        CERT: 05208
                                                                              32

Transit Number: 91000019

Schedule RC-O - Continued
                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------
11. Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be
       reduced if reciprocal demand balances
       between the reporting bank and savings
       associations were reported on a net basis     RCON
       rather than a gross basis in Schedule         ----
       RC-E_________________________________________ 8785            0    11.a
    b. Amount by which demand deposits would be
       increased if reciprocal demand balances
       between the reporting bank and U.S. branches
       and agencies of foreign banks were reported
       on a gross basis rather than a net basis in
       Schedule RC-E________________________________ A181            0    11.b
    c. Amount by which demand deposits would be
       reduced if cash items in process of
       collection were included in the calculation
       of net reciprocal demand balances between
       the reporting bank and the domestic offices
       of U.S. banks and savings associations in
       Schedule RC-E________________________________ A182            0    11.c

Memoranda

(to be completed each quarter except as noted)       Dollar Amounts in Thousands
--------------------------------------------------------------------------------
1.  Total deposits in domestic offices of the bank
    (sum of Memorandum items 1.a.(1) and 1.b.(1)
    must equal Schedule RC, item 13.a):
    a. Deposit accounts of $100,000 or less:         RCON
       (1) Amount of deposit accounts of             ----
           $100,000 or less_________________________ 2702..  4,930,176   M.1a1
       (2) Number of deposit accounts
           of $100,000 or less
           (to be completed             RCON    Number
           for the June report          ----    ------
           only)___________________     3779. .   N/A       . . . . .    M.1a2
    b. Deposit accounts of more than
       $100,000:
       (1) Amount of deposit accounts
           of more than $100,000____________________ 2710..  3,889,222   M.1b1
       (2) Number of deposit            RCON    Number
           accounts of more than        ----    ------
           $100,000________________     2722. .  6,502      . . . . .    M.1b2
2. Estimated amount of uninsured deposits in domestic offices of the bank:
    a. An estimate of your bank's uninsured
       deposits can be determined by
       multiplying the number of deposit
       accounts of more than $100,000
       reported in Memorandum item 1.b.(2)
       above by $100,000 and subtracting
       the result from the amount of deposit
       accounts of more than $100,000
       reported in Memorandum item 1.b.(1)

       above.

       Indicate in the appropriate box at the
       right whether your bank has a method or
       procedure for determining a better            RCON   YES  NO
       estimate of uninsured deposits than the       ----
       estimate described above ___________________  6861..       X      M.2.a
    b. If the box marked YES has been checked,
       report the estimate of uninsured deposits
       determined by using your bank's method or
       procedure___________________________________  5597.    N/A        M.2.b


                                                                         C477 (-
--------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:
                                                    (612) 667-9895
CHRIS MOCOL, MANAGER OR REGULATORY REPORTING
--------------------------------------------------------------------------------
Name and Title (TEXT 8901)          Area code/phone number/extension (TEXT 8902)

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96 ST-BK: 27-4095  FFIEC  031
Sixth Street and Marquette Avenue                                     Page RC-23
Minneapolis, MN  55479            Vendor ID: D        CERT: 05208
                                                                              33

Transit Number: 91000019

Schedule RC-R - Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1995, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1.  Test for determining the extent to which
    Schedule RC-R must be completed. To be
    completed only by banks with total assets                            C480 (-
    of less than $1 billion. Indicate in the
    appropriate box at the right whether the
    bank has total capital greater than or       RCFD    YES   NO
    equal to eight percent of adjusted total     ----    ---   --
    assets_____________________________________  6056       N/A          1.
      For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
      If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.
      A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                                        Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------
                                                                   (Column A)                   (Column B)
                                                            Subordinated Debt (1) and
NOTE: All banks are required to complete items 2 and 3          Intermediate Term            Other Limited-Life
      below. See optional worksheet for items 3.a                 Preferred Stock            Capital Instruments
      through 3.f.                                          --------------------------  ---------------------------
2.  Subordinated debt(1) and other limited-life capital
    instruments (original weighted average maturity of at
    least five years) with a remaining maturity of:        RCFD                         RCFD
                                                           ----                         ----
    a. One year or less____________________________________3780..                  8    3786..             0  2.a
    b. Over one year through two years_____________________3781..                  8    3787..             0  2.b
    c. Over two years through three years__________________3782..                  8    3788..             0  2.c
    d. Over three years through four years_________________3783..                  8    3789..             0  2.d
    e. Over four years through five years__________________3784..                  8    3790..             0  2.e
    f. Over five years_____________________________________3785..                155    3791..             0  2.f

3.  Amounts used in calculating regulatory capital ratios
    (report amounts determined by the bank for its own
    internal regulatory capital analyses consistent with
    applicable capital standards:)                                                      RCFD
                                                                                        ----
    a. Tier 1 capital___________________________________________________________________8274..     1,220,610  3.a
    b. Tier 2 capital___________________________________________________________________8275..       152,433  3.b
    c. Total risk-based capital_________________________________________________________3792..     1,373,043  3.c
    d. Excess allowance for loan and lease losses_______________________________________A222..        61,669  3.d
    e. Risk-weighted assets (net of all deductions, including excess allowances)________A223..    12,119,158  3.e
    f. "Average total assets" (net of all assets deducted from Tier 1
       capital)(2)______________________________________________________________________A224..    17,082,363  3.f

Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that answered NO to item 1 above and by banks with total assets of $1 billion or more.

                                                                  (Column A)                    (Column B)
                                                             Assets Recorded on the     Credit Equivalent Amount
                                                                  Balance Sheet        of Off-Balance Sheet Items (3)
                                                             ----------------------    ------------------------------
4.  Assets and credit equivalent amounts of off-balance
    sheet items assigned to the Zero percent risk category:
    a. Assets recorded on the balance sheet:

       (1) Securities issued by, other claims on, and
           claims unconditionally guaranteed by, the U.S.    RCFD                      RCFD
           Government and its agencies and other OECD        ----                      ----
           central governments______________________________ 3794..         305,837              . . . . . .  4.a.1
       (2) All other________________________________________ 3795..         369,371              . . . . . .  4.a.2

    b. Credit equivalent amount of off-balance sheet items__            . . . . . .    3796..           N/A   4.b

----------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96 ST-BK: 27-4095 FFIEC   031
Sixth Street and Marquette Avenue                                    Page RC- 24
Minneapolis, MN 55479             Vendor ID: D        CERT: 05208
                                                                              34
Transit NUMBER: 91000019

Schedule RC-R - Continued

                                                                                        Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------
                                                                   (Column A)                   (Column B)
                                                             Assets Recorded on the     Credit Equivalent Amount
                                                                  Balance Sheet        of Off-BaLance Sheet Items (1)
                                                             ----------------------    ------------------------------
5.  Assets and credit equivalent amounts of off-balance
    sheet items assigned to the 20 percent risk category:
    a. Assets recorded on the balance sheet:
       (1) Claims conditionally guaranteed by the U.S.       RCFD                      RCFD
           Government and its agencies and other OECD        ----                      ----
           central governments_______________________________3798..         915,528              . . . . . .  5.a.1
       (2) Claims collateralized by securities issued by
           the U.S. Government and its agencies and other
           OECD central governments; by securities issued
           by U.S. Government-sponsored agencies; and by
           cash on deposit___________________________________3799..               0              . . . . . .  5.a.2
       (3) All other_________________________________________3800..       6,544,766              . . . . . .  5.a.3
    b. Credit equivalent amount of off-balance sheet items___           . . . . . .    3801..        721,092  5.b
6.  Assets and credit equivalent amounts of off-balance
    sheet items assigned to the 50 percent risk category:
    a. Assets recorded on the balance sheet__________________3802..       2,766,834              . . . . . .  6.a
    b. Credit equivalent amount of off-balance sheet items___           . . . . . .    3803..        130,922  6.b
7.  Assets and credit equivalent amounts of off-balance
    sheet items assigned to the 100 percent risk category:
    a. Assets recorded on the balance sheet__________________3804..       6,934,839              . . . . . .  7.a

    b. Credit equivalent amount of off-balance sheet items___           . . . . . .    3805..      2,172,780  7.b
8.  On-balance sheet asset values excluded from the
    calculation of the risk-based capital ratio(2)___________3806..          25,065              . . . . . .  8.
9.  Total assets recorded on the balance sheet (sum of
    items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal
    Schedule RC, item 12 plus items 4.b and 4.c)_____________3807..      17,862,537              . . . . . .  9.

Memoranda

                                                                                        Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all off-balance sheet derivative contracts covered   RCFD
   by the risk-based capital standards_________________________________________________8764..         22,038   M.1.

                                ---------------------- With a remaining maturity of -----------------------
                                     (Column A)                (Column B)                 (Column C)
                                                             Over one year
                                   One year or less       through five years            Over five years
                                ---------------------    --------------------     -------------------------
2.  Notional principal amounts
    of off-balance sheet
    derivative contracts:(3)    RCFD                     RCFD                     RCFD
    a. Interest rate            ----                     ----                     ----
       contracts________________3809..        196,465    8766..     1,332,065     8767..      517,726  M.2a
    b. Foreign exchange
       contracts________________3812..        276,455    8769..        15,052     8770..       N/A     M.2b
    c. Gold contracts___________8771..          N/A      8772..         N/A       8773..       N/A     M.2c
    d. Other precious metals
       contracts________________8774..          N/A      8775..         N/A       8776..       N/A     M.2d
    e. Other commodity
       contracts________________8777..          1,603    8778..         5,744     8779..       N/A     M.2e
    f. Equity derivative
       contracts________________A000..          N/A      A001..         N/A       A002..       N/A     M.2f

----------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g. future contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Norwest Bank Minnesota, N.A.     Call Date: 12/31/96 ST-BK: 27-4095  FFIEC   031
Sixth Street and Marquette Avenue                                    Page RC- 25
Minneapolis, MN 55479             Vendor ID: D        CERT: 05208
                                                                              35
Transit Number: 91000019

              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income
                   at close of business on December 31, 1996

Norwest Bank Minnesota, N.A.            Minneapolis              MN
--------------------------------------  -----------------------  ---------------
Legal Title of Bank                     City                     State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

--------------------------------------------------------------------------------
No comment:   [X]   (RCON 6979)                                    C471  C472 (-
BANK MANAGEMENT STATEMENT (please type or print clearly) (TEXT 6980):

                      ______________________________________   _________________
                      Signature of Executive Officer of Bank   Date of Signature

Norwest Bank Minnesota, N.A.      Call Date: 12/31/96 ST-BK: 27-4095 FFIEC   031
Sixth Street and Marquette Avenue                                    Page RC- 26
Minneapolis, MN 55479             Vendor ID: D        CERT: 05208
                                                                              36
Transit NUMBER: 91000019

                    THIS PAGE IS TO BE COMPLETED BY ALL BANKS
--------------------------------------------------------------------------------

                             OMB No. For OCC:             1557-0081
                             OMB No. For FDIC:            3064-0052
                             OMB No. For Federal Reserve: 7100-0036
                             Expiration Date:             03/31/99

                                          SPECIAL REPORT
                                   (Dollar Amounts in Thousands)

         CLOSE OF BUSLNESS DATE:    FDIC Certificate Number:
         December 31, 1996               05208                          C700 (-

--------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
--------------------------------------------------------------------------------

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to its executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

--------------------------------------------------------------------------------

                                                                                  RCFD
                                                                                  ----
a. Number of loans made to executive officers since the previous Call Report date_3561..                1  a.
b. Total dollar amount of above loans (in thousands of dollars)___________________3562..               11  b.
c. Range of interest charged on above loans (example: 9-3/4%=9.75)___________7701/7702.. 10.75% to  10.75% c.


--------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED                DATE (Month, Day, Year)
TO SIGN REPORT

                        Mark P. Wagener
/s/ Mark P. Wagener     Director of Bank & Service Accounting                                  1/30/97
---------------------------------------------------------------------------  ---------------------------------
NAME AND TITLE OF THE PERSON TO WHOM INQUIRIES MAY BE DIRECTED: (TEXT 8903)  AREA CODE/PHONE NUMBER/EXTENSION:
                                                                             (TEXT 8904)
                                                                             (612) 667-9895

CHRIS MOCOL, MANAGER OF REGULATORY REPORTING
--------------------------------------------------------------------------------
FDIC 8040/53 (6-95)